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                                                                     Exhibit 1.1

               Hutchison Telecommunications International Limited

                     [69,300,000] American Depositary Shares
                                  Representing
          [1,039,500,000] Ordinary Shares, par value HK$0.25 per share

                                   ----------

                      International Underwriting Agreement

                                   ----------

                                                               October [.], 2004

Goldman Sachs (Asia) L.L.C.
   As Representative of the several Underwriters
      named in Schedule I hereto
68th Floor
Cheung Kong Center
2 Queen's Road Central
Hong Kong

Ladies and Gentlemen:

     Hutchison Telecommunications Investment Holdings Limited, a company incorporated under the laws of the British Virgin Islands (the "Selling Shareholder") and a wholly-owned subsidiary of Hutchison Whampoa Limited, a company incorporated under the laws of the Hong Kong Special Administrative Region of the People's Republic of China ("HWL"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of [69,300,000] American Depositary Shares (the "Firm ADSs") representing [1,039,500,000] ordinary shares, par value HK$0.25 per share ("Ordinary Shares"), of Hutchison Telecommunications International Limited, a company incorporated in the Cayman Islands with limited liability (the "Company"), and, at the election of the Underwriters, up to [11,550,000] additional American Depositary Shares (the "Optional ADSs") representing [173,250,000] Ordinary Shares of the Company. All Ordinary Shares of the Company are herein collectively called "Stock". The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "ADSs". The shares of Stock represented by the Firm ADSs are hereinafter called the "Firm Shares" and the shares of Stock represented by the Optional ADSs are hereinafter called the "Optional Shares". The Firm Shares and the Optional Shares are herein collectively called the "Shares". Except as the context may otherwise require, references hereinafter to the Shares shall also include the Reserved Shares (as defined herein) and the Reallocated Shares (as defined herein).

     The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), to be dated as of October [.], 2004, among the Company, Citibank, N.A., as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive 15 shares of Stock deposited pursuant to the Deposit Agreement. The Underwriters may elect to take delivery of all or a portion of the ADSs in the form of Shares. ADSs offered in the Japanese POWL (as defined herein) will be delivered in the form of Shares.

     The Company and the Selling Shareholder have entered into an agreement dated September [27], 2004 (the "Hong Kong Underwriting Agreement") providing for the sale by the Selling Shareholder

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(the "Hong Kong Public Offering") of a total of [115,500,000] Ordinary Shares initially (subject to adjustment as provided in the Hong Kong Underwriting Agreement) (the "Hong Kong Shares") through arrangements with certain underwriters in Hong Kong (the "Hong Kong Underwriters"), for whom Goldman Sachs
(Asia) L.L.C. is acting as representative.

     The Underwriters and the Hong Kong Underwriters are simultaneously entering into an Agreement between U.S. and Hong Kong underwriting syndicates (the "Agreement between Syndicates"), which provides, among other things, that Goldman Sachs (Asia) L.L.C. shall act as the global coordinator (the "Global Coordinator") for the offering of the Shares and ADSs and for the transfer of shares of Stock between the two syndicates. The Underwriters are simultaneously entering into an Agreement among Underwriters (the "Agreement among Underwriters"), which provides, among other things, that Goldman Sachs (Asia) L.L.C. shall act as the representative (the "Representative") of the Underwriters.

     The offering and sale of ADSs and Shares contemplated hereunder (the "Offering") includes a preferential offering (the "Preferential Offering") conducted in accordance with the requirements of the Hong Kong Stock Exchange (as defined herein) of a reserved allocation of [56,844,944] Ordinary Shares (the "Reserved Shares") to qualifying holders of ordinary shares in HWL. Any Reserved Shares not purchased in the Preferential Offering may be reallocated by the Underwriters for sale in the Offering.

     Three forms of prospectus are to be used in connection with the Offering:
(i) one relating to the ADSs offered or sold within the United States (the "U.S. Prospectus"), (ii) one relating to the "public offering without listing" (the "Japanese POWL") to be conducted in Japan by registration of Shares in Japan and
(iii) one relating to the ADSs offered or sold outside the United States (the "International Prospectus"). A prospectus relating to the Hong Kong Shares is to be used for the Hong Kong Public Offering (the "Hong Kong Prospectus"). The Hong Kong Prospectus is also to be used in connection with the Preferential Offering. The International Prospectus will be identical to the U.S. Prospectus except for certain substitute pages, and copies of these prospectuses have been provided to you. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the ADSs shall include all of the shares of Stock (including the Reserved Shares), whether in the form of Shares or ADSs, which may be sold pursuant to either this Agreement or the Hong Kong Underwriting Agreement. References herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include the U.S. Prospectus and the International Prospectus, but shall not include the Hong Kong Prospectus or the Japanese Prospectus.

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Selling Shareholder that:

               (i) A registration statement on Form F-1 (File No. 333-118783) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with

                                      -2-

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          the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus";

               (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman Sachs (Asia) L.L.C. expressly for use therein;

               (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman Sachs (Asia) L.L.C. expressly for use therein;

               (iv) A registration statement on Form F-6 (File No. 333-[.]) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and to the best knowledge of the Company, no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (v) The Company has filed with the Director General of the Kanto Local Finance Bureau of the Ministry of Finance of Japan (the "KLFB") a securities registration statement with respect to the Japanese POWL and amendments to such securities registration statement pursuant to the Securities and Exchange Law of Japan (Law No. 25 of 1948, as amended, the "Securities and Exchange Law"); a further amendment to such securities registration statement in the form heretofore delivered to you shall be

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          filed by the Company with the KLFB promptly after the execution of this Agreement (such securities registration statement and all such amendments and attachments, collectively, the "Japanese Registration Statement"); no other document with respect to the Japanese Registration Statement has heretofore been filed with the KLFB; no stop order suspending the effectiveness of the Japanese Registration Statement has been issued and, to the best knowledge of the Company after due inquiry, no proceeding for that purpose has been initiated or threatened by the KLFB; and the Japanese Registration Statement when it becomes effective conforms, and any further amendments thereto will conform, in all material respects to the requirements of the Securities and Exchange Law of Japan and the cabinet orders and ministerial ordinances and other rules and regulations thereunder (the "Japanese Rules and Regulations "), and does not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through Goldman Sachs (Asia) L.L.C. expressly for use therein; for the purposes of this Agreement, "Japan Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the KLFB or banking institutions in Japan are generally authorized or obligated by law or executive order to close;

               (vi) The Company has prepared a prospectus with respect to the Japanese POWL and intends to prepare a supplement or supplements to such prospectus which together with such prospectus will form a final prospectus (the "Japanese Prospectus"); and the Japanese Prospectus at the time of issue or at the time of each supplement thereto will conform or conformed, in all material respects to the requirements of the Securities and Exchange Law of Japan and the Japanese Rules and Regulations, and the Japanese Prospectus at the time of issue or at the time of each supplement thereto will not or did not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through Goldman Sachs
          (Asia) L.L.C. expressly for use therein;

               (vii) In the event that any Shares are sold pursuant to the Preferential Offering, the Hong Kong Offering Documents (as defined in the Hong Kong Underwriting Agreement) contain all information required by the applicable requirements of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong), the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong), the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (the "Hong Kong Stock Exchange", and such rules, the "Hong Kong Listing Rules") (together with other rules and regulations of the Hong Kong Stock Exchange), any other applicable Hong Kong regulations or legislation and the Company Law (2003 Revision) of the Cayman Islands;

               (viii) In the event that any Shares are sold pursuant to the Preferential Offering, the Hong Kong Prospectus (together with the Application Forms (as defined in the Hong Kong Underwriting Agreement) and the other documents specified in the section headed "Documents Delivered to the Registrar of Companies" in Appendix XI of the Hong Kong Prospectus) has been registered by the Registrar of Companies in Hong Kong as required by section 342C of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong);

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               (ix) Neither the Company nor any of its subsidiaries or
          associated companies ("subsidiaries" and "associated companies" as used in this Agreement shall have the meanings ascribed to them in the notes of the Company's combined accounts as set forth in the Prospectus) has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would, individually or in the aggregate, have a material adverse effect on the business, prospects, operations, condition (financial or otherwise), shareholders' equity or results of operations of the Company, its subsidiaries and associated companies taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or associated companies or any change, or any development involving a prospective change, which would, individually or in the aggregate, have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus;

               (x) Except as set forth in the Prospectus, each of the Company and its subsidiaries and associated companies set forth in Schedule II attached hereto (the "Significant Subsidiaries", it being understood that each representation concerning Significant Subsidiaries contained in Section 1(a) or Section 1(b) shall, with respect to Partner (as defined below), be construed as modified by the qualifier "to the best knowledge of the Company after due inquiry") owns, leases or licenses all such property as is necessary to the conduct of its operations as presently conducted, and to the Company's best knowledge, there are no liens, encumbrances or defects upon or in any such real or personal property except such as are described in the Prospectus or such as do not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease or license by the Company and the Significant Subsidiaries are held by them under valid, subsisting and enforceable leases or licenses with such exceptions which would not, individually or in the aggregate, have a Material Adverse Effect;

               (xi) The Company has been duly incorporated and is validly existing as a company with limited liability in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

               (xii) The articles of association of the Company have been validly approved by the Company in accordance with the requirements of the laws and regulations of the Cayman Islands;

               (xiii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully (or credited as fully) paid and non assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          the holders of outstanding shares of capital stock of the Company or any of the Significant Subsidiaries are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Stock or any other class of capital stock of the Company; the Shares may be freely deposited by the Selling Shareholder with the custodian for the Depositary against issuance of ADRs evidencing ADSs; the ADSs are freely transferable by the Selling Shareholder to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of Hong Kong, the Cayman Islands and the United States except as described in the Prospectus under "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale";

               (xiv) The Shares have been duly and validly authorized and are duly and validly issued and fully (or credited as fully) paid and non-assessable and conform in all material respects to the description of the Stock contained in the Prospectus;

               (xv) Each of this Agreement and the Hong Kong Underwriting Agreement has been duly authorized, executed, and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xvi) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

               (xvii) All consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities (hereinafter referred to as a "Governmental Agency") having jurisdiction over the Company or any of the Significant Subsidiaries or any of their properties or any stock exchange authorities (hereinafter referred to as "Governmental Authorizations") required for the deposit of Shares, the issuance of ADSs in respect thereof, the sale and delivery of the Shares and ADSs to be sold by the Selling Shareholder hereunder and Shares of Stock to be sold by the Selling Shareholder under the Hong Kong Underwriting Agreement and for the execution and delivery by the Company of this Agreement, the Hong Kong Underwriting Agreement and the Deposit Agreement to be duly and validly authorized have been obtained or made and are in full force and effect, except (A) the registration under the Act of the Shares and the ADSs and (B) such Governmental Authorizations as may be required under state securities or Blue Sky laws;

               (xviii) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the

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          Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization in the Cayman Islands;

               (xix) The deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement, the Hong Kong Underwriting Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under,
          (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, (B) the respective constituent documents of the Company and the Significant Subsidiaries or (C) any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Significant Subsidiaries or any of their respective properties;

               (xx) Neither the Company nor any of the Significant Subsidiaries is in violation of its respective constituent documents; and neither the Company nor any of its subsidiaries or associated companies is (A) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (B) in violation or contravention of any law or statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company, any of its subsidiaries or associated companies or any of their respective properties, except, with respect to (A) and (B) above, any such default, violation or contravention which would not, individually or in the aggregate, have a Material Adverse Effect;

               (xxi) Other than as set forth in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable in Hong Kong, the Cayman Islands or any political subdivision or taxing authority thereof or therein by or on behalf of the Underwriters, other than on the income, profits or gains of any Underwriters where such Underwriters are otherwise subject to income taxation on a net basis in such jurisdiction in connection with (A) the deposit with the custodian for the Depositary of Shares by the Selling Shareholder against the issuance of ADRs evidencing ADSs, (B) the sale and delivery by the Selling Shareholder of the Shares and ADSs to or for the respective accounts of the Underwriters in the manner contemplated herein, (C) the sale and delivery by the Underwriters of the Shares and ADSs to the initial purchasers thereof in the manner contemplated herein or (D) the execution, delivery and performance of this Agreement, the Hong Kong Underwriting Agreement and the Deposit Agreement (except that stamp duty may be payable in the Cayman Islands if this Agreement is executed in, or after execution the originals are brought within, the Cayman Islands);

               (xxii) Neither the Company nor any of its subsidiaries, or to the best knowledge of the Company after due inquiry, any of its associated companies, has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs, provided, however, that this representation and warranty shall not apply to the Stock Borrowing Agreement (as defined in the Hong Kong Underwriting Agreement) or to anything done or to be done by or on behalf of the Underwriters;

               (xxiii) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Stock and the ADSs, respectively, and under the captions "Taxation", "Regulation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are true, accurate and complete in all material respects;

               (xxiv) Other than as set forth in the Prospectus, there are no (or in the case of Israel, to the best knowledge of the Company after due inquiry, there are no) legal or governmental proceedings pending and, to the Company's best knowledge after due inquiry, no such proceedings threatened or contemplated by any Governmental Agency or threatened by others to which the Company or any of its subsidiaries or associated companies is a party or of which any property of the Company or any of its subsidiaries or associated companies is the subject which, if determined adversely to the Company or any of its subsidiaries or associated companies, would individually or in the aggregate have a Material Adverse Effect;

               (xxv) The Company is not and, after giving effect to the offering and sale of the ADSs, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

               (xxvi) (A) Except as set forth in the Prospectus, the Company and each of its subsidiaries and associated companies have all licenses, consents, franchises, permits, authorizations, approvals, certificates and orders and other concessions of and from all Governmental Agencies that are necessary to own, lease, license and use their respective properties and conduct their respective businesses in the manner as set forth in the Prospectus; (B) neither the Company nor any Significant Subsidiary has received, nor does the Company have any reason to believe that it or any Significant Subsidiary will receive, any notice relating to any actual or proposed modification, suspension or revocation of any such licenses, consents, franchises, permits, authorizations, approvals, certificates, orders or concessions; and
          (C) the Company and its subsidiaries and associated companies are in compliance with the provisions of all such licenses, consents, franchises, permits, authorizations, approvals, orders and concessions, except, with respect to (A), (B) and (C), where the failure to have or maintain such licenses, consents, franchises, permits, authorizations, approvals, certificates, orders or concessions or to comply with the provisions thereof would not, individually or in the aggregate, have a Material Adverse Effect;

               (xxvii) Based on current information and the Company's current plans and expectations regarding the value and nature of its assets and the sources and nature of its income, the Company believes that it should not be a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, [in its 2004 taxable year,] and does not intend to become or anticipate becoming a PFIC;

               (xxviii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

               (xxix) PricewaterhouseCoopers, who have certified certain financial statements of the Company and its subsidiaries, are, to the best knowledge of the Company after due inquiry, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) access to assets is permitted only in accordance with management's general or specific authorization; (C) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions taken with respect to any differences; and (D) the Company has made and kept books, records and accounts, in reasonable detail, which accurately and fairly reflect the transactions and dispositions of assets of such entity and provide a sufficient basis for the preparation of financial statements in conformity with generally accepted accounting principles in Hong Kong ("Hong Kong GAAP") as well as the reconciliation of such financial statements in accordance with generally accepted accounting principles in the United States ("U.S. GAAP");

               (xxx) The Registration Statement, the Preliminary Prospectus, the Prospectus, the ADS Registration Statement, the Japanese Registration Statement, the Japanese Prospectus and the Hong Kong Prospectus, the filing of the Registration Statement, the Prospectus and the ADS Registration Statement with the Commission, the filing of the Japanese Registration Statement with the KLFB and the filing of the Hong Kong Prospectus with the Registrar of Companies in Hong Kong have each been duly authorized by and on behalf of the Company, and the Registration Statement, the ADS Registration Statement and the Japanese Registration Statement have each been duly executed pursuant to such authorization by and on behalf of the Company;

               (xxxi) Each of the Company and its subsidiaries and associated companies owns or has had licensed to it or otherwise has the benefit of use under the authority of the owners or licensees thereof of all patents, patent licenses, inventions, copyrights, trademarks, service marks, trade names, domain names, technology and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), information, proprietary rights and processes or other confidential information ("Intellectual Property") that are necessary to conduct its business as currently conducted, except where the failure to so own or have the right to use or acquire would not, individually or in the aggregate, have a Material Adverse Effect; and except as set forth in the Prospectus, (A) none of the Intellectual Property owned or, to the best knowledge of the Company having made due inquiry, licensed by the Company or any of its subsidiaries and associated companies is unenforceable or invalid; (B) neither the Company nor any of its subsidiaries or associated companies has received any notice of violation or conflict with rights of others with respect to the Intellectual Property; (C) there are no pending or threatened actions, suits, proceedings or claims by others that allege the Company or any of its subsidiaries or associated companies is infringing any patent, trade secret, trademark, service mark, copyright or other intellectual property or proprietary right; (D) the discoveries, inventions, products or processes of the Company and its subsidiaries and associated companies do not, to the Company's best knowledge after due inquiry, violate or conflict with any intellectual property or proprietary right of any third person; and (E) the Company and its subsidiaries and associated companies are not in breach of any license or other agreement relating to the Intellectual Property, in the case of any of (A) through (E) which would, or in the case of (C), if determined adversely to the Company or any of its subsidiaries or associated companies would, individually or in the aggregate, have a Material Adverse Effect;

               (xxxii) Other than as set forth in the Prospectus, no labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its subsidiaries or associated companies exists or, to the best knowledge of the Company after due inquiry, is threatened which would individually or in the aggregate have a Material Adverse Effect;

               (xxxiii) Each of this Agreement, the Hong Kong Underwriting Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands or Hong Kong, as the case may be, in accordance with its terms; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands or Hong Kong of this Agreement, the Hong Kong Underwriting Agreement or the Deposit Agreement, as the case may be, it is not necessary that this Agreement, the Hong Kong Underwriting Agreement or the Deposit Agreement, as the case may be, be filed or recorded with any court or other authority in the Cayman Islands or Hong Kong or that any stamp or similar tax in the Cayman Islands or Hong Kong be paid on or in respect of this Agreement, the Hong Kong Underwriting Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

               (xxxiv) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement, the Hong Kong Underwriting Agreement or the Deposit Agreement is or will be subject to any liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; except as set forth in the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

               (xxxv) Except as disclosed in the Prospectus, since June 30, 2004, neither the Company nor any of the Significant Subsidiaries has
          (A) entered into or assumed any material contract, (B) incurred or agreed to incur any material liability (including contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or asset material to the Company or any of the Significant Subsidiaries, or (D) assumed or acquired or agreed to assume or acquire any material liabilities (including contingent liabilities);

               (xxxvi) The audited financial statements (and the notes thereto) of the Company included in the Prospectus present fairly and accurately the financial position of the Company and its subsidiaries as of the dates specified and the results of operations and changes in financial position of the Company and its subsidiaries for the periods specified, and such financial statements have been prepared in conformity with Hong Kong GAAP applied on a consistent basis throughout the periods presented (other than as described therein); and the summary and selected financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein;

               (xxxvii) To the best knowledge of the Company after due inquiry, the audited financial statements (and the notes thereto) of Partner Communications Company Ltd., an Israeli company ("Partner"), included in the Prospectus present fairly and accurately the financial position of Partner for the periods specified and such financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods presented (other than as described therein); and any summary and selected financial data included in the Prospectus present fairly and accurately the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein;

               (xxxviii) In the event that any Shares are sold pursuant to the Preferential Offering, the unaudited pro forma financial information included in Appendix VI to the Hong Kong Prospectus has been duly and carefully prepared in accordance with Listing Rule 4.29 and on the bases set out in the Hong Kong Prospectus, is presented therein on a basis consistent with the accounting policies normally applied by the Company and is not misleading; all assumptions on which such information is based are set out therein and are reasonable and, so far as the Company is aware, there are no other material assumptions or sensitivities which should reasonably be taken into account in the preparation of such information; and such pro forma financial information takes into account (to the extent relevant) all matters of which the Company is aware concerning the Company or the markets in which it carries on business and has been compiled after due and careful inquiry;

               (xxxix) All returns, reports or filings which ought to have been made by or in respect of each of the Company and its subsidiaries and, to the best knowledge of the Company after due inquiry, each of the Company's associated companies for taxation purposes have been made, and are not the subject of any dispute with the relevant revenue or other appropriate authorities that is not being contested in good faith; the provisions included in the audited accounts as set out in the Prospectus included appropriate provisions required under Hong Kong GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of its subsidiaries or, to the best knowledge of the Company after due inquiry, any of its associated companies has received notice of any tax deficiency that has been asserted by the relevant regulatory authorities and is not being contested in good faith, except, in each case, any failure to so file or provide or any such deficiency that would not have a Material Adverse Effect;

               (xl) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus accurately and fully describes (A) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("critical accounting policies"); (B) judgments and uncertainties affecting the application of critical accounting policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof;

               (xli) The descriptions of the events and transactions set forth in (A) the Prospectus under the caption "The Restructuring" and (B) Appendix IX to the Hong Kong Prospectus (collectively, the "Restructuring") are true and correct in all material respects;

               (xlii) Each of the significant documents or agreements executed in connection with the Restructuring (collectively the "Restructuring Documents") by any of the Company, its subsidiaries or its associated companies (collectively, the "Company Restructuring Subsidiaries") has been duly authorized, executed and delivered by that party and constitutes a valid and legally binding agreement of that party, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xliii) The Restructuring and the execution, delivery and performance of the Restructuring Documents do not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company, any of the Significant Subsidiaries or any of the Company Restructuring Subsidiaries or any of their respective properties, (B) contravene the respective constituent documents or business licenses of the Company, any of the Significant Subsidiaries or any of the Company Restructuring Subsidiaries or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company, any of the Significant Subsidiaries or any of the Company Restructuring Subsidiaries is bound or to which any of the property or assets of the Company, any of the Significant Subsidiaries or any of the Company Restructuring Subsidiaries is subject, and will not result in the creation or imposition of any lien, charge, encumbrance or other restriction upon any material assets of the Company, any of the Significant Subsidiaries or any of the Company Restructuring Subsidiaries, except, with respect to (A) or (C), any such contravention, conflict, breach, violation, default or restriction which would not, individually or in the aggregate, have (i) a Material Adverse Effect or (ii) a material adverse effect on the Company's ability to perform its obligations under this Agreement, the Deposit Agreement or the Hong Kong Underwriting Agreement;

               (xliv) Except as disclosed in the Prospectus, all consents, approvals, authorizations, orders, registrations and qualifications required in connection with the Restructuring and the execution, delivery and performance of the Restructuring Documents have been made or unconditionally obtained in writing, and no such consent, approval, authorization, order, registration or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

               (xlv) There are no (or, in the case of Israel, to the best knowledge of the Company after due inquiry, there are no) legal or governmental proceedings that challenge the effectiveness or validity of the events and transactions set forth in the Prospectus under the caption "The Restructuring" and, to the Company's best knowledge without having made any specific inquiry of any Governmental Agency, no such proceedings are threatened or contemplated by any Governmental Agencies;

               (xlvi) The Company's [audit committee and] senior management have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with its legal advisers and independent accountants with regards to such disclosure;

               (xlvii) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" in the Prospectus accurately and fully describes all material trends, demands, commitments, events and uncertainties, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and neither the Company nor any of the Significant Subsidiaries are engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or the Significant Subsidiaries, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements. As used herein in this Section 1, the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not";

               (xlviii) Except as disclosed in the Prospectus, no indebtedness (actual or contingent) and no contract or arrangement (other than employment contracts or arrangements) is outstanding between the Company or any of its subsidiaries or, to the best knowledge of the Company, any of its associated companies and any director of the Company or any person connected with such director (including his spouse, infant children or any company or undertaking in which he holds a controlling interest);

               (xlix) Except as set forth in the Prospectus, the Company is not engaged in any material transactions with its directors, officers, management, shareholders, or any other person, including persons formerly holding such positions, on terms that are not available to other parties on an arm's length basis;

               (l) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person or entity that would give rise to any claim against the Company, any of its subsidiaries or any of the Underwriters for brokerage commissions, finder's fees or other payments in connection with the offer and sale of Shares and the ADSs;

               (li) There are no debt securities of the Company outstanding as of the date of this Agreement;

               (lii) To the Company's best knowledge after due inquiry, none of the Company or any of its Significant Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Significant Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and

               (liii) The Company and each of its Significant Subsidiaries is validly insured against such losses and risks in such amounts as are prudent and customary in the businesses in which it is engaged and as may be required by law; the Company and each of its Significant Subsidiaries has duly paid in full all premiums due in respect of such policies and instruments; there are no claims by the Company or any of its Significant Subsidiaries under any such policy or instrument as to which any insurance company is denying any liability with respect thereto or is defending under a reservations of rights clause that, if determined adversely to the Company or any Significant Subsidiary, would have a Material Adverse Effect;.

          (b) The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

               (i) Such Selling Shareholder has been duly organized and is validly existing as a company in good standing in the British Virgin Islands;

               (ii) All Governmental Authorizations required for the deposit of the Shares being deposited with the custodian for the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the Shares, the ADSs and the Hong Kong Shares, as the case may be, to be sold by the Selling Shareholder hereunder and under the Hong Kong Underwriting Agreement and for the execution and delivery by the Selling Shareholder of this Agreement and the Hong Kong Underwriting Agreement, have been obtained and are in full force and effect, except (A) the registration under the Act of the Shares and the ADSs and (B) such Governmental Authorizations as may be required under state securities or Blue Sky laws; and the Selling Shareholder has power and authority (corporate or other) to enter into this Agreement and the Hong Kong Underwriting Agreement and to sell, assign, transfer and deliver the Shares, the ADSs and the Hong Kong Shares, as the case may be, to be sold by the Selling Shareholder hereunder and under the Hong Kong Underwriting Agreement;

               (iii) The sale of the Shares, the ADSs and the Hong Kong Shares, as the case may be, to be sold by the Selling Shareholder hereunder and under the Hong Kong Underwriting Agreement, the deposit of the Shares with the custodian for the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery, the compliance by the Selling Shareholder with all of the provisions of this Agreement and the Hong Kong Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound, or to which any of the property or assets of the Selling Shareholder is subject (B) the constituent documents of the Selling Shareholder or (C) any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Selling Shareholder or its properties or assets;

               (iv) The Selling Shareholder has good and valid title to the Shares represented by the ADSs to be sold hereunder and the Hong Kong Shares to be sold under the Hong Kong Underwriting Agreement, and immediately prior to each Time of Delivery the Selling Shareholder will have good and valid title to the Shares represented by the ADSs to be sold by the Selling Shareholder hereunder and the Hong Kong Shares to be sold under the Hong Kong Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; and upon delivery of the ADSs representing the Shares to be sold hereunder and delivery of the Hong Kong Shares to be sold under the Hong Kong Underwriting Agreement and payment therefor pursuant to this Agreement and the Hong Kong Underwriting Agreement, good and valid title to such ADSs, Shares and Hong Kong Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters, the Hong Kong Underwriters and/or the initial purchasers, as the case may be;

               (v) Neither the Selling Shareholder nor any of its subsidiaries, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs, provided, however, that this representation and warranty shall not apply to the Stock Borrowing Agreement or to anything done or to be done by or on behalf of the Underwriters;

               (vi) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (vii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (viii) The Japanese Registration Statement conforms, and the Japanese Prospectus and any further amendments or supplements to the Japanese Registration Statement or the Japanese Prospectus will conform, in all material respects to the requirements of the Securities and Exchange Law of Japan and the Japanese Rules and Regulations, and do not and will not, as of the applicable effective date as to the Japanese Registration Statement and any amendment thereto and as of the applicable date of the Japanese Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no stop order suspending the effectiveness of the Japanese Registration Statement has been issued by the KLFB;

               (ix) The Hong Kong Prospectus, the Formal Notice (as defined in the Hong Kong Underwriting Agreement) and the Application Forms (as such term is defined in the

          Hong Kong Underwriting Agreement) and the documents filed pursuant to Rule 9.11 and 9.12 of the Hong Kong Listing Rules contain all information required by the applicable requirements of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong), the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong), the Hong Kong Listing Rules (together with other rules and regulations of the Hong Kong Stock Exchange), any other applicable Hong Kong regulations or legislation and the Company Law (2003 Revision) of the Cayman Islands;

               (x) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as defined in Section 4 hereof) a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

               (xi) Other than as set forth in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to any Hong Kong, British Virgin Islands or Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Selling Shareholder against the issuance of ADRs evidencing ADSs, (B) the sale and delivery by the Selling Shareholder of the Shares and ADSs to or for the respective accounts of the Underwriters in the manner contemplated herein, (C) the sale and delivery by the Underwriters of the Shares and ADSs to the initial purchasers thereof in the manner contemplated herein or (D) the execution, delivery and performance of this Agreement, the Hong Kong Underwriting Agreement and the Deposit Agreement;

               (xii) Each of this Agreement and the Hong Kong Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholder and constitutes a valid and legally binding agreement of the Selling Shareholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and is in proper form to be enforceable against the Selling Shareholder in accordance with its terms; and to ensure the legality, validity, enforceability or admissibility into evidence in the British Virgin Islands or Hong Kong, as the case may be, of this Agreement or the Hong Kong Underwriting Agreement, as the case may be, it is not necessary that this Agreement or the Hong Kong Underwriting Agreement, as the case may be, be filed or recorded with any court or other authority in the British Virgin Islands or Hong Kong, as the case may be, or that any stamp or similar tax in the British Virgin Islands or Hong Kong, as the case may be, be paid on or in respect of this Agreement, the Hong Kong Underwriting Agreement or any other documents to be furnished hereunder;

               (xiii) The Shares may be freely deposited by the Selling Shareholder with the Depositary against issuance of ADRs evidencing ADSs; the Shares and the ADSs delivered at each Time of Delivery by the Selling Shareholder will be freely transferable by the Selling Shareholder to or for the account of the several Underwriters and (to the extent set forth in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of Hong Kong, the Cayman Islands or the United States except as set forth in the Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares";

               (xiv) There are no contracts, agreements or understandings between the Selling Shareholder and any person that would give rise to a valid claim against the

          Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Shares and the ADSs;

               (xv) Each Restructuring Document executed by the Selling Shareholder has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitutes a valid and legally binding agreement of the Selling Shareholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

               (xvi) The Restructuring and the execution, delivery and performance of the Restructuring Documents do not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Selling Shareholder or any of its properties, (B) contravene the respective constituent documents or business licenses of the Selling Shareholder or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, and will not result in the creation or imposition of any lien, charge, encumbrance or other restriction upon any material assets of the Selling Shareholder, except, with respect to (A) or (C), any such contravention, conflict, breach, violation, default or restriction which would not, individually or in the aggregate, have (i) a Material Adverse Effect or (ii) a material adverse effect on the Selling Shareholder's ability to perform its obligations under this Agreement.

     2. Subject to the terms and conditions herein set forth, (a) the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at a purchase price per ADS of U.S.$[.], the number of Firm ADSs (to be adjusted by you so as to eliminate fractional ADSs) determined by multiplying the aggregate number of Firm ADSs to be sold by the Selling Shareholder by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Selling Shareholder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional ADSs) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

     The Selling Shareholder hereby grants to the Underwriters the right to purchase at their election up to [11,550,000] Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of ADSs (or underlying Shares) in excess of the number of Firm ADSs (or underlying Shares). Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Selling Shareholder, given within a period of 30 calendar days after the date of the commencement of trading of the Hong Kong Shares on the Hong Kong Stock Exchange and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Selling Shareholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     The Underwriters may, in their discretion, require that Shares be delivered in lieu of ADSs. The purchase price per Share shall be HK$[.]. Any Hong Kong Securities and Futures Commission ("SFC") transaction levy, investor compensation levy and Hong Kong Stock Exchange trading fee payable on Shares underlying the ADSs or Shares delivered in lieu of ADSs pursuant to this Section 2 in the Offering shall be paid by the Selling Shareholder in respect of the ADSs or Shares delivered by it, and the Selling Shareholder hereby authorizes the Underwriters to deduct an amount equal to such SFC transaction levy, investor compensation levy and Hong Kong Stock Exchange trading fee (equal to 0.01%, 0.004% and 0.01%, respectively, of the price to be paid per Hong Kong Share by public investors in the Hong Kong Public Offering) from the proceeds of the International Offering in respect of the ADSs or Shares delivered by it, and the Underwriters shall pay such amount to the SFC and the Hong Kong Stock Exchange, respectively. The price for each Hong Kong Share in the Hong Kong Public Offering to be paid by investors, inclusive of a 1% brokerage fee and a 0.005% SFC transaction levy, a 0.002% investor compensation levy and a 0.005% Hong Kong Stock Exchange trading fee, and subject to any necessary rounding, will be effectively equivalent to the price to the public per Share in the Offering.

     Pursuant to the Agreement between Syndicates, under the direction of the Global Coordinator, if the number of Hong Kong Shares validly applied for in the Hong Kong Public Offering exceeds the number of Hong Kong Shares initially offered in the Hong Kong Public Offering, Shares shall be reallocated to the Hong Kong Public Offering from the Offering in accordance with the clawback mechanism described in the Hong Kong Underwriting Agreement. In addition, the Global Coordinator has (after prior consultation with the Company) a general discretion to reallocate Shares to the Hong Kong Public Offering from the Offering as described in the Hong Kong Underwriting Agreement. Shares reallocated to the Hong Kong Public Offering pursuant to the preceding sentences are referred to as the "Reallocated Shares". In each such case, the number of Shares offered in the Offering will be correspondingly reduced. An amount equal to the aggregate underwriting discounts on the Reallocated Shares reallocated from the Offering (which underwriting discount, expressed as a percentage, shall be the same per Reallocated Share as per ADS or Share) shall be deducted and withheld by the Underwriters from the amount otherwise payable hereunder to the Selling Shareholder. Underwriting discounts with respect to such Reallocated Shares shall be allocated among the Underwriters and the Hong Kong Underwriters pursuant to the Agreement between Syndicates. The Underwriters shall have no other payment obligations to the Selling Shareholder with respect to the Reallocated Shares reallocated from the Offering.

     It is understood and agreed that the Global Coordinator may reallocate all or some of the unpurchased Hong Kong Shares to one or more of the Underwriters hereunder in such amounts as the Global Coordinator and each such Underwriter may agree, whereupon such Underwriter will become obligated to pay the purchase price payable hereunder for such unpurchased Hong Kong Shares to the Selling Shareholder. Underwriting discounts with respect to such reallocated unpurchased Hong Kong Shares (which underwriting discount, expressed as a percentage, shall be the same per unpurchased Hong Kong Share as per ADS or Share) shall be allocated among the Underwriters pursuant to the Agreement between Syndicates.

     3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs or the Firm Shares, as applicable, for sale upon the terms and conditions set forth in the Prospectus, the Japanese Prospectus and the Hong Kong Prospectus, as applicable.

     4. (a) With respect to all or a portion of the ADSs to be purchased and sold hereunder at each Time of Delivery (as defined below), Goldman Sachs
     (Asia) L.L.C., on behalf of the several Underwriters, may elect to have Shares delivered and paid for hereunder in lieu of, and in satisfaction of, the Selling Shareholder's obligation to sell to the several Underwriters and the several Underwriters' obligations to purchase ADSs. Notice of such election shall be given by Goldman Sachs (Asia) L.L.C. to the Selling Shareholder at least forty-eight hours prior to such Time of Delivery (the "Notification Time"). The number of Shares to be purchased by the Underwriters as a result of the making of such election shall be adjusted by Goldman Sachs (Asia) L.L.C. so as to eliminate any fractional Shares and the purchase price for any Shares so delivered as a result of making such election shall be the purchase price which would have been applicable hereunder to ADSs adjusted to reflect the ratio of Shares to ADSs (whether greater or lesser than one to one).

          (b) The ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman Sachs (Asia) L.L.C. may request upon notice to the Selling Shareholder prior to the Notification Time, shall be delivered by or on behalf of the Selling Shareholder to Goldman Sachs (Asia) L.L.C., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account designated by the Selling Shareholder in writing (which shall be designated to Goldman Sachs (Asia) L.L.C. by the Selling Shareholder prior to the Notification Time), at the Time of Delivery specified in Section 4(d).

          The Shares underlying the ADSs to be delivered hereunder shall be transferred on the principal register of members of the Company in the Cayman Islands to the Hong Kong office of the Depositary, as custodian for the Depositary, against delivery to the Selling Shareholder of a copy of a letter confirming that the Global Coordinator has given irrevocable instructions to its correspondent bank in Hong Kong to make the wire transfer of payments for the ADSs at the Time of Delivery specified in
     Section 4(d). Immediately after such transfer of Shares underlying the ADSs to the Hong Kong office of the Depositary, but prior to the commencement of dealings in Shares on the Hong Kong Stock Exchange, the Company shall procure the establishment in Hong Kong of a branch register of members and the Company shall procure that such Shares underlying the ADSs delivered hereunder shall be removed (against payment for such Shares) from the Company's principal register of members maintained in the Cayman Islands and shall be entered in the Company's branch register of members in Hong Kong by the Company's branch share registrar. The Company shall procure that share certificates in the name of the Hong Kong office of the Depositary, as custodian for the Depositary, shall be issued and dispatched on the New York Business Day prior to the Time of Delivery. Such share certificates will only become valid in the circumstances described in the Hong Kong Prospectus.

          (c) If the election has been made in accordance with subsection (a) above, the Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman Sachs (Asia) L.L.C. may request upon notice to the Company prior to the Notification Time, shall be transferred by the Selling Shareholder to Goldman Sachs (Asia) L.L.C. or such names as Goldman Sachs
     (Asia) L.L.C. may have requested (which may, among others, include HKSCC Nominees Limited) on the principal register of members of the Company in the Cayman Islands and subsequently (but prior to the commencement of dealings in Shares on the Hong Kong Stock Exchange) the Company shall procure that such Shares shall be removed (against payment for such Shares) from the Company's principal register of members maintained in the Cayman Islands and shall be entered in the Company's branch register of members in Hong Kong by the Company's branch share registrar, for onward delivery, in the case of Shares transferred to HKSCC Nominees Limited, through the facilities of the Hong Kong Central Clearing and Settlement System ("CCASS") to such CCASS participant's stock account or accounts specified by Goldman Sachs (Asia) L.L.C. against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to, or, to the extent Hong Kong Securities Clearing Company Limited ("HKSCC") procedures permit, official bank check or checks payable to the order of the Selling Shareholder, in Hong Kong dollars at each Time of Delivery specified in
     Section 4(d). The Selling Shareholder and the Company will cause the form of the certificates representing the Shares to be made available for checking at least one New York Business Day prior to the Time of Delivery with respect thereto at the office of the HKSCC. Delivery of the Shares by the Selling Shareholder will be made to such CCASS participant's stock account or accounts specified by Goldman Sachs (Asia) L.L.C., in such respective portions as Goldman Sachs (Asia) L.L.C. may designate, upon notice given to the Selling Shareholder prior to the Notification Time.

          (d) The time and date of the deliveries and payments described in this
     Section 4 shall be (i) with respect to the Shares delivered pursuant to subsection (c), 8.00 a.m., Hong Kong time; (ii) with respect to the Shares underlying the ADSs to be delivered pursuant to subsection (b), 8.00 a.m., Hong Kong time; and (iii) with respect to the ADSs to be delivered pursuant to subsection (b), 8.00 a.m., Hong Kong time, for payments and 9.30 a.m., New York City time, for deliveries, in each case on October [15], 2004 or such other time and date as Goldman Sachs (Asia) L.L.C. and the Selling Shareholder may agree upon in writing. The time and date of delivery and payment shall be (i) with respect to the Optional Shares delivered pursuant to subsection (c), 8.00 a.m., Hong Kong time; (ii) with respect to the Shares underlying the Optional ADSs to be delivered pursuant to subsection
     (b), 8.00 a.m., Hong Kong time; and (iii) with respect to the Optional ADSs to be delivered pursuant to subsection (b), in the event that such delivery occurs at the First Time of Delivery (as defined below), 8.00 a.m., Hong Kong time, for payments and 9.30 a.m., New York City time, for deliveries, and in the event such delivery occurs at the Second Time of Delivery (as defined below), 9:30 a.m., New York City time for deliveries and payments, in each case on the date specified by Goldman Sachs (Asia) L.L.C. in the written notice given by Goldman Sachs (Asia) L.L.C. of the Underwriters' election to purchase such Optional ADSs, or such other time and date as Goldman Sachs (Asia) L.L.C. and the Selling Shareholder may agree upon in writing. At or around 9:00 a.m., Hong Kong time, on the date on which the Time of Delivery occurs (or such other time and date as Goldman Sachs
     (Asia) L.L.C. and the Selling Shareholder may agree upon in writing), the Company shall provide Goldman Sachs (Asia) L.L.C. with copies of irrevocable instructions to HKSCC regarding the delivery of the Shares underlying the ADSs and the Shares elected to be delivered pursuant to subsection (a) above, respectively, as provided in Section 4(b) and Section 4(c) above.

          Such time and date for delivery of the Firm ADSs (whether in the form of Shares or ADSs) is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs (whether in the form of Shares or ADSs), if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          The Underwriters shall deduct from the amount so payable to the Selling Shareholder pursuant to this Section 4(d): (i) moneys paid by the Underwriters by way of brokerage fees, transaction levies, investor levies and trading fees described in the third paragraph of Section 2; (ii) all stamp duty, if any, payable by the Selling Shareholder (including any stamp duty otherwise payable by initial purchasers of Shares hereunder); and
     (iii) any amounts payable by the Selling Shareholder to the Global Coordinator and/or the Underwriters pursuant to the International Fee Letter referred to in Section 6 hereof.

          At each Time of Delivery, to the extent any amounts payable to the Underwriters pursuant to this Agreement (including pursuant to the International Fee Letter) at such Time of Delivery are not deducted from each or wire transfer or official bank check, as the case may be, the Company or the Selling Shareholder (as the case may be) shall pay, or cause to be paid, such amounts to Goldman Sachs (Asia) L.L.C. on behalf of the Underwriters by wire transfer of Federal (same-day) funds to the account or accounts specified by Goldman Sachs (Asia) L.L.C. Any amounts payable to the Underwriters pursuant to this Agreement (including pursuant to the International Fee Letter) which are not so deducted from payments made to the Selling Shareholder at each Time of Delivery, shall be paid, or cause to be paid, by the Company or the Selling Shareholder (as the case may be) to Goldman Sachs (Asia) L.L.C. on behalf of the Underwriters by wire transfer of Federal (same-day) funds to the account or accounts specified by Goldman Sachs (Asia) L.L.C. within [.] New York Business days of receipt by the Company or the Selling Shareholder (as the case may be) of appropriate documents, receipts or invoices relating to such amounts.

          (e) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipts for the Shares and the ADSs and any additional documents requested by the Underwriters, will be delivered at the offices of Sullivan & Cromwell LLP, 28th Floor, Nine Queen's Road Central, Hong Kong (the "Closing Location"), and the Shares and the ADSs will be delivered as specified in subsections (b) and (c) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 8:00 p.m., Hong Kong time, on the New York Business Day immediately preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Agreement, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York or Hong Kong are generally authorized or obligated by law or executive order to close.

     5. (a) The Company agrees with each of the Underwriters, and the Selling Shareholder agrees with each of the Underwriters to cause the Company:

               (i) To prepare the Prospectus in a form reviewed by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; not to file any amendment or supplement to the Registration Statement, the Prospectus, the Japanese Registration Statement, the Japanese Prospectus or the Hong Kong Prospectus unless the Company has furnished you a copy for your review prior to filing; not to file any such Prospectus or proposed amendment or supplement to which you object; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or the Japanese Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed or any supplement to the Japanese Prospectus has been made and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares and the ADSs; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, the issuance by the KLFB of any stop order or of any order preventing or suspending the registration made under the Japanese Registration Statement or the issuance by the Hong Kong Stock Exchange or the SFC of any stop order or of any order preventing or suspending the use of the Hong Kong Prospectus, of the suspension of the qualification of the Shares or the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information, or any request by the KLFB for the amending or supplementing of the Japanese Registration Statement or for additional information, or any request by the Hong Kong Stock Exchange or the SFC for the amending or supplementing of the Hong Kong Prospectus or for additional information, and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending the registration under the Japanese Registration Statement or suspending the use of the Hong Kong Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

               (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Shares and the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares and the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (iii) Prior to [10:00 A.M.], New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares and the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

               (iv) Prior to 10:00 A.M., Tokyo time, on the [next] [second] Japan Business Day succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written [and electronic copies] of the Japanese Prospectus in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of the earlier of three months after the effectiveness of the Japanese Registration Statement and the time when delivery of the Japanese Prospectus is no longer required under the Securities and Exchange Law of Japan and the Japanese Rules and Regulations in connection with the Japanese POWL and if during such time any events shall have occurred as a result of which the Japanese Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Japanese Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Japanese Prospectus in order to comply with the Securities and Exchange Law of Japan and the Japanese Rules and Regulations, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written [and electronic copies] as you may from time to time reasonably request of an amended Japanese Prospectus or a supplement to the Japanese Prospectus which will correct such statement or omission or effect such compliance;

               (v) To cause the registration under the Japanese Registration Statement to be declared effective by the KLFB on or prior to the first Business Day following the date of this Agreement; and to comply with all the applicable provisions of the Securities and Exchange Law of Japan and the Japanese Rules and Regulations in connection with the Japanese POWL, including (but without limiting the generality of the foregoing) the filing of all securities reports, extraordinary reports (if any) and other periodic reports, as well as the filing of any amendment to any such reports to correct the same if such report shall contain any untrue statement of a material fact or omit to state a material fact which is required to be stated therein or which is necessary to make the statements therein not misleading, or if the filing of such amendment is required by the KLFB or is otherwise necessary;

               (vi) To comply with all the applicable provisions of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong), the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong
          Kong), the Hong Kong Listing Rules (together with other rules and regulations of the Hong Kong Stock Exchange), any other applicable Hong Kong regulations or legislation and the Company Law (2003 Revision) of the Cayman Islands in connection with the Hong Kong Public Offering and the Preferential Offering, including (but without limiting the generality of the foregoing) the requirement to file and issue any supplementary listing document pursuant to Rule 11.13 of the Hong Kong Listing Rules.

               (vii) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

               (viii) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, and to cause its subsidiaries and associated companies not to, offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

               (ix) So long as the laws of the countries where the Shares and the ADSs are listed effectively prohibits persons in such countries from, directly or indirectly, financing or investing in telecommunications or related projects in certain countries, not to purchase, acquire, receive or otherwise cause to be transferred to the Company or any of its subsidiaries or associated companies any assets, or any interests in any assets, in any such countries.

               (x) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its subsidiaries certified by independent public accountants and prepared in conformity with Hong Kong GAAP together with a reconciliation to U.S. GAAP of net income, shareholders' equity and, as necessary, other selected balance sheet and income statement items) and, as soon as practicable after the end of the second quarter of each fiscal year prepared in accordance with Hong Kong GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such period in reasonable detail;

               (xi) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

               (xii) Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs, provided, however, that this representation and warranty shall not apply to the Stock Borrowing Agreement or to anything done or to be done by or on behalf of the Underwriters;

               (xiii) To use its best efforts to list, subject to notice of issuance, the Shares on the Hong Kong Stock Exchange and the ADSs on the New York Stock Exchange;

               (xiv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

               (xv) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

               (xvi) The Company will (A) comply with the Hong Kong Stock Exchange's rules or other requirements to publish and disseminate to the public, under certain circumstances, information affecting any estimated financial information in the Prospectus and (B) announce in a press release (delivered to The Wall Street Journal/Dow Jones News Service or other news service acceptable to Goldman Sachs (Asia) L.L.C.) any information so required by the Hong Kong Stock Exchange to be published and disseminated to the public; provided, however, that no such press release shall be issued by the Company within one year of the date of this Agreement without having been submitted to Goldman Sachs (Asia) L.L.C. for its review not less than three business days prior to such issuance, or such lesser period of time as is necessary for the Company to avoid violation of any law or regulation applicable to it. Such press release shall also be filed with the Commission on Form 6-K under the Exchange Act;

               (xvii) For so long as the Shares or the ADSs are outstanding, to file with the New York Stock Exchange, the Commission, the Hong Kong Stock Exchange, the SFC and any other relevant governmental agency, authority or instrumentality in the United States or Hong Kong such relevant reports, documents, agreements and other information which may from time to time be required by applicable law or regulation to be so filed because the Shares or the ADSs are outstanding;

               (xviii) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

               (xix) To cause HWL to enter into a letter agreement (the "International HWL Letter"), dated the date hereof, with you (a draft of the International HWL Letter is attached as Annex III hereto).

          (b)  The Selling Shareholder agrees with each of the Underwriters:

               (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, and to cause its subsidiaries and controlled affiliates not to, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the Hong Kong Underwriting Agreement, any securities of the Company that are substantially similar to the Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

               (ii) Prior to each Time of Delivery, to deposit, or cause to be deposited on its behalf, shares of Stock with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

               (iii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs, provided, however, that this representation and warranty shall not apply to the Stock Borrowing Agreement or to anything done or to be done by or on behalf of the Underwriters;

               (iv) Not to use the net proceeds received by it from the sale of the Shares and the ADSs to fund any operations in, finance any investments in or make any payments to any country, or to make payments to any person, targeted by any of the economic sanctions of the United States administered by the U.S. Treasury Department's Office of Foreign Assets Control; and

               (v) To indemnify and hold the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, payable in Hong Kong, the British Virgin Islands or the Cayman Islands which are or may be required to be paid in connection with the offer and distribution of the Shares and the ADSs under this Agreement or the execution and delivery of this Agreement, the Hong Kong Underwriting Agreement or the Deposit Agreement; and to indemnify and hold the Underwriters harmless against any SFC transaction levy, investor compensation levy or Hong Kong Stock Exchange trading fee which may be required to be paid in connection with the sale of the Shares and the listing of such Shares on the Hong Kong Stock Exchange.

     6. The Company and the Selling Shareholder, jointly and severally, covenant and agree with the several Underwriters that the Company and the Selling Shareholder will pay or cause to be paid the fees, disbursements and expenses of the Offering contemplated herein in accordance with the fee letter dated the date hereof among the Company, the Selling Shareholder and Goldman Sachs (Asia) L.L.C. (the "International Fee Letter").

     7. The obligations of the Underwriters hereunder, as to the Shares or the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholder herein are, and all representations and warranties and other statements of HWL contained in the International HWL Letter are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholder shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions (provided, however, that with respect to the First Time of Delivery, the latest time for the Underwriters to exercise their discretion with respect to the conditions set forth in this
Section 7 shall be 8:00 a.m., Hong Kong time, on the day of the First Time of Delivery;

provided further that all agreements and documents to be delivered at the First Time of Delivery pursuant to this Agreement shall be placed in escrow at the Closing Location prior to 8:00 a.m., Hong Kong time, on the date of the First Time of Delivery):

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; the registration made under the Japanese Registration Statement shall have been declared effective by the KLFB on or prior to the first Japan Business Day following the date of this Agreement; and no stop order suspending the effectiveness of the Japanese Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the KLFB;

          (b) Sullivan & Cromwell LLP, U.S. counsel for the Underwriters, shall have furnished to you such written opinion, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Freshfields Bruckhaus Deringer, Hong Kong counsel for the Underwriters, shall have furnished to you such written opinion, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (d) Nagashima Ohno & Tsunematsu, Japan counsel for the Underwriters, shall have furnished to you such written opinion, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (e) Cleary, Gottlieb, Steen & Hamilton, U.S. counsel for the Company and the Selling Shareholder, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) This Agreement and the International Fee Letter has been duly executed and delivered by each of the Company and the Selling Shareholder under the law of the State of New York;

               (ii) The International HWL Letter has been duly executed and delivered by HWL under the law of the State of New York;

               (iii) The Deposit Agreement has been duly executed and delivered by the Company under the law of the State of New York and is a valid, binding and enforceable agreement of the Company (except such counsel need express no opinion with respect to Section 5.8 of the Deposit Agreement providing for indemnification); and the statements set forth under the heading "Description of American Depositary Shares" in the Prospectus, insofar as such statements purport to summarize certain provisions of the Deposit Agreement and the ADS, provide a fair summary of such provisions;

               (iv) Upon due issuance, execution and delivery by the Depositary of the ADRs (including any master ADR issued in connection therewith) evidencing the ADSs against the deposit by the Selling Shareholder of the Shares in respect thereof in accordance with the terms of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose name the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement;

               (v) Under the laws of the State of New York relating to submission to jurisdiction, the Company, pursuant to Section 14 of this Agreement and Section 7.7 of the Deposit Agreement, has (a) validly and irrevocably submitted to the personal jurisdiction of any New York State or U.S. federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the Deposit Agreement, (b) to the fullest extent permitted by law, validly and irrevocably waived any objection to the venue of a proceeding in any such court, and (c) validly appointed the Authorized Agent (as defined herein) as its initial authorized agent for the purpose described in
          Section 14 hereof and Section 7.7 of the Deposit Agreement; and service of process effected in the manner set forth in Section 14 hereof and Section 7.7 of the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company in any such action;

               (vi) Under the laws of the State of New York relating to submission to jurisdiction, the Selling Shareholder, pursuant to
          Section 14 of this Agreement, has (a) validly and irrevocably submitted to the personal jurisdiction of any New York Court in any action arising out of or relating to this Agreement, (b) to the fullest extent permitted by law, validly and irrevocably waived any objection to the venue of a proceeding in any such court, and (c) validly appointed the Authorized Agent (as defined herein) as its initial authorized agent for the purpose described in Section 14 hereof; and service of process effected in the manner set forth in
          Section 14 hereof will be effective to confer valid personal jurisdiction over the Selling Shareholder in any such action;

               (vii) Upon payment of the purchase price for the ADSs to the Selling Shareholder by the Underwriters and the delivery by the Selling Shareholder to DTC or its agent of the ADSs registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for in this Agreement, and the crediting of the ADSs to the Underwriters' account with DTC, Cede & Co. or such other nominee designated by DTC will be a "protected purchaser" (as defined in Section 8-303 of the Uniform Commercial Code as adopted in the State of New York (the "Code")) of the ADSs, the Underwriters will acquire a valid "security entitlement" (within the meaning of Section 8-501 of the Code) to the ADSs, and no action whether framed in conversion, replevin, constructive trust, equitable lien or other theory based on an "adverse claim" (as defined in Section 8-102 of the Code) may be asserted against the Underwriters with respect to such security entitlement, assuming that the Underwriters are without notice of any such adverse claim;

               (viii) The performance by the Company of its obligations in this Agreement and the Deposit Agreement, the sale by the Selling Shareholder of the ADSs and the Shares to the Underwriters pursuant to this Agreement, the deposit of the Shares against the issuance of the ADRs pursuant to the Deposit Agreement, the performance by the Selling Shareholder of its obligations in this Agreement, the performance by the Company and the Selling Shareholder of their respective obligations under the International Fee Letter and the performance by HWL of its obligations under the International HWL Letter will not (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York [that in our experience normally would be applicable to such performance, offering, sale or deposit], except such as have been obtained or effected under the Securities Act and the Securities Exchange Act of 1934, as amended (but we express no opinion relating to any state securities or Blue Sky laws), or (b) result in a violation of any United States federal or New York State law or published rule or regulation [that in our experience normally would be applicable to such issuance, sale or performance] (but we express no opinion relating to the United States federal securities laws (except to the extent set forth in paragraph
          (xi) below) or any state securities or Blue Sky laws);

               (ix) The statements set forth in the Prospectus under the heading "Underwriting", insofar as such statements purport to summarize certain provisions of this Agreement, provide a fair summary of such provisions;

               (x) The statements set forth in the Prospectus under the heading "Taxation--United States Federal Income Taxation", insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the ADSs or the Shares;

               (xi) The Company is not an "investment company", as such term is defined in the Investment Company Act; and

               (xii) Each of the Registration Statement (except the financial statements and schedules and other financial data included therein), as to which such counsel need express no opinion) and the ADS Registration Statement, at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder; such counsel does not know of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement or the ADS Registration Statement or required to be described in the Registration Statement, the ADS Registration Statement or the Prospectus that are not filed or described as required; no information has come to such counsel's attention that causes it to believe that [each of] the Registration Statement (except the financial statements and schedules and other financial data included therein, as to such counsel need express no opinion) [or the ADS Registration Statement], at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no information has come to such counsel's attention that causes it to believe to that the Prospectus (except the financial statements and schedules and other financial data included therein, as to which such counsel need express no opinion), as of the date thereof, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than U.S. federal law or New York State law;

          (f) Conyers, Dill & Pearman, Cayman Islands counsel for the Company and British Virgin Islands Counsel for the Selling Shareholder, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company is duly incorporated with limited liability and validly existing under the laws of the Cayman Islands in good standing (meaning that it has not failed to make any filing with any Cayman Islands Governmental Agency or to pay any Cayman Islands government fee or tax which might make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the Cayman Islands). The Company is a separate legal entity capable of suing and being sued under its own name under the laws of the Cayman Islands and has the corporate power and authority required to carry on its business in accordance with the Memorandum and Articles of Association of the Company and to own, lease and operate its properties as described in the Registration Statement and the Hong Kong Prospectus.

               (ii) The Company has the authorized and issued share capital set forth in the Registration Statement and the Hong Kong Prospectus, and all issued shares in the share capital of the Company (including the Shares) have been duly and validly authorized and issued, are not subject to any pre-emptive or similar rights under Cayman Islands law or the Memorandum and Articles of Association and conform to the description thereof contained in the Registration Statement and the Hong Kong Prospectus.

               (iii) Based solely on such counsel's review of the register of members of the Company, all the issued shares in the share capital of the Company including the Shares to be sold by the Selling Shareholder under the International Underwriting Agreement and the Hong Kong Underwriting Agreement are validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such Shares). Based solely on such counsel's review of the register of members of the Company, the Selling Shareholder is the sole registered member of the Company and registered holder of the Shares. The Shares may be freely deposited by the Selling Shareholder with the Depositary against issuance of ADRs evidencing ADSs.

               (iv) The Company has the necessary corporate power and authority to enter into and perform its obligations under each of the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement. The execution and delivery of each of the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement by the Company and the performance by the Company of its obligations thereunder, the sale by the Selling Shareholder of the Shares and ADSs being delivered on the date hereof, the deposit of the Shares with the Depositary against the issuance of the ADRs evidencing the ADSs to be delivered by the Selling Shareholder at the date hereof, and the performance by the Company of its obligations under the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement will not violate, conflict with or result in a breach of the Memorandum or Articles of Association of the Company nor any provision of the laws of the Cayman Islands or any order, rule or regulation of any Governmental Agency.

               (v) The Company has taken all corporate action required to authorize its execution, delivery and performance of each of the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement and the sale, assignment, transfer and delivery to the Underwriters of the Shares and the ADSs to be sold by the Selling Shareholder pursuant to this Agreement and the Hong Kong Underwriting Agreement. Each of the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement have been duly executed and delivered by or on behalf of the Company and constitute valid and binding obligations of the Company enforceable in accordance with the respective terms thereof.

               (vi) The sale, assignment, transfer or delivery to the Underwriters of the Shares to be sold by the Selling Shareholder pursuant to this Agreement upon delivery and payment as specified in this Agreement will give good and valid legal title to the Shares to the Underwriters free and clear of all restrictions or transfer, liens, encumbrances, security interests and claims whatsoever. The sale, assignment, transfer or delivery to the Underwriters of the Shares to be sold by the Selling Shareholder pursuant to the Hong Kong Underwriting Agreement upon delivery and payment and registration of the persons specified in the Hong Kong Underwriting Agreement in the register of members of the Company as holders of such Shares in accordance with the Hong Kong Underwriting Agreement and Deposit Agreement will give good and valid legal title to the Shares to the Underwriters. A subsequent transfer of the Shares will be subject to the transfer provisions set out in articles 46 to 51 of the Articles of Association of the Company.

               (vii) No order, consent, approval, license, registration, authorization or validation of or exemption by any Governmental Agency is required to authorize or is required in connection with the sale of the Shares and the ADSs being delivered on the date hereof, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing ADSs being delivered on the date hereof, the execution, delivery, performance and enforcement (other than court filings if legal proceedings are brought in the Cayman Islands) of the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement, the performance by the Company of its obligations under the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement and the declaration and payment of dividends to holders of the shares of the Company (including the Shares) including to the Depositary (so long as such shares are registered in the name of the Depositary).

               (viii) It is not necessary or desirable to ensure the enforceability, legality, validity or admissibility in evidence in the Cayman Islands of the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement that they be registered in any register kept by, or filed with, any Governmental Agency (other than court filings in the ordinary course of proceedings at the time of such proceedings).

               (ix) There is no income, capital gains or other tax of the Cayman Islands imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to the Hong Kong Underwriting Agreement, the Deposit Agreement or this Agreement. There is no stamp, registration, transfer or similar tax or duty to be paid on or in relation to the execution or delivery of the Hong Kong Underwriting Agreement, the Deposit Agreement or this Agreement or performance by any of the parties of their respective obligations or enforcement of any of the Hong Kong Underwriting Agreement, the Deposit Agreement or this Agreement, provided that they are executed and kept outside the Cayman Islands (other than court filings if legal proceedings are brought in the Cayman Islands). If it becomes necessary to bring the Hong Kong Underwriting Agreement, the Deposit Agreement or this Agreement into the Cayman Islands for enforcement or otherwise, nominal stamp duty will be payable on such agreements. Apart from the payment of stamp duty, there are no acts, conditions or things required by the laws and regulations of the Cayman Islands to be done, fulfilled or performed in order to make any of the Hong Kong Underwriting Agreement, the Deposit Agreement or this Agreement admissible in evidence in the Cayman Islands.

               (x) The statements in the Registration Statement under the captions "Description of Share Capital", "Enforcement of Civil Liabilities" and "Taxation -- Cayman Islands" and in the Hong Kong Prospectus under the captions "Summary", "Risk Factors" and "Summary of the Constitution of the Company and Cayman Islands Companies Law", insofar and to the extent that they constitute a summary or description of the laws and regulations of the Cayman Islands, or a summary or description of the Memorandum & Articles of Association, are true and correct in all respects and nothing has been omitted from such statements which would make them misleading in any material respect.

               (xi) The Registration Statement, the Hong Kong Prospectus and the ADS Registration Statement, as well as the filing of the Registration Statement and the ADS Registration Statement with the SEC and the Hong Kong Prospectus with the Registrar of Companies in Hong Kong, have been duly authorized by and on behalf of the Company, and the Registration Statement, the Hong Kong Prospectus and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

               (xii) Except as described in the Registration Statement and the Hong Kong Prospectus, no taxes, imposts or duties of any nature (including, without limitation, stamp or other issuance or transfer taxes or duties and capital gains, income, withholding or other taxes) are payable to the Cayman Islands or any political subdivision or taxing authority thereof or therein in connection with (i) the initial sale of the Shares and ADSs by the Selling Shareholder to the Underwriters in the manner contemplated in the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement; (ii) the resale and delivery of the Shares and ADSs by the Underwriters in the manner contemplated by the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement; (iii) the declaration and payment of dividends on the shares of the Company (including the Shares); (iv) the deposit with the Depositary of Shares by the Selling Shareholder against the issuance of ADRs evidencing ADSs; (v) the entering of the Custodian (as defined in the Deposit Agreement) or any purchaser as the registered holder of the Shares; or the issuance of ADRs evidencing the ADSs for the account of the Underwriters on the date hereof.

               (xiii) All dividends and other distributions declared and payable on the shares of the Company (including the Shares) may under the current laws and regulations of the Cayman Islands be paid to the Depositary as a registered holder of the Shares, and where they are to be paid from the Cayman Islands, may be freely transferred out of the Cayman Islands.

               (xiv) The choice of the Foreign Laws as the governing law of each of the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The submission in this Agreement to the exclusive jurisdiction of the New York Courts and the waiver by the Company of any objection to the laying of the venue of a proceeding in the New York Courts is valid and binding on the Company. The submission in the Deposit Agreement to the non-exclusive jurisdiction of the New York Courts is valid and binding upon the Company. The submission in the Hong Kong Underwriting Agreement to the exclusive jurisdiction of the Hong Kong Courts and the agreement to submit any disputes to arbitration pursuant to Clause 24.2 of the Hong Kong Underwriting Agreement is valid and binding on the Company. The service of process effected in the manner set forth in Section 14 of this Agreement and Section 7.7 of the Deposit Agreement will be effective, insofar as the laws of the Cayman Islands are concerned, to confer valid personal jurisdiction over the Company save that in connection with Cayman court proceedings, leave of the Cayman courts would be required to effect such service outside the jurisdiction.

               (xv) The courts of the Cayman Islands would recognise as a valid judgment a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Hong Kong Underwriting Agreement, the Deposit Agreement or this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) (a "Foreign Judgment") and would give a judgment based thereon provided that (a) such Foreign Courts had proper jurisdiction over the parties subject to such Foreign Judgment; (b) such Foreign Courts did not contravene the rules of natural justice of the Cayman Islands; (c) such Foreign Judgment was not obtained by fraud; (d) the enforcement of the Foreign Judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action underlying such Foreign Judgment is submitted prior to the rendering of a judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands.

               (xvi) Based solely upon a search of the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands conducted at [.] on [.], 2004 (which would not reveal details of matters which have been filed but not actually entered in the Register of Writs and other Originating Process at the time of our search), no legal or governmental proceedings were pending against the Company and no petitions to wind up the Company had been filed in the Grand Court of the Cayman Islands as at the date and time of such counsel's search.

               (xvii) The Restructuring (as defined in this Agreement and the Hong Kong Prospectus) does not (i) contravene any provision of the laws of the Cayman Islands or any rule or regulation of any Governmental Agency or (ii) contravene the Memorandum and Articles of Association of the Company.

               (xviii) The indemnification and contribution provisions set forth in Section 8 of this Agreement, Clause 13 of the Hong Kong Underwriting Agreement and Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of the Cayman Islands.

               (xix) The Underwriters will not be deemed to be resident, domiciled or carrying on or transacting business or subject to taxation in the Cayman Islands or in violation of any law thereof solely by reason of the negotiation, preparation or execution of the Hong Kong Underwriting Agreement, the Deposit Agreement or this Agreement or the entering into of or the exercise of their rights or the performance of their obligations under this Agreement and the Hong Kong Underwriting Agreement.

               (xx) The Underwriters will not be required to be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands in order to enforce their rights under, or as a consequence of the execution, delivery and performance of the Hong Kong Underwriting Agreement, the Deposit Agreement and this Agreement.

               (xxi) No holder of Shares outstanding after completion of the Global Offering contemplated by this Agreement and the Hong Kong Underwriting Agreement is or will be subject to any liability in the Cayman Islands in respect of any liability of the Company by virtue only of holding any such Shares. There are no restrictions on the holders of the Shares on the transfer of any of the Shares under Cayman Islands law or the Memorandum and Articles of Association provided such transfer is effected in the manner set forth in the Articles of Association and under Cayman Islands law or the Memorandum and Articles of Association, the Company does not hold a lien over such Shares. There are no limitations on the rights of any holders of Shares to hold or vote such Shares in accordance with the Memorandum and Articles of Association.

               (xxii) The Underwriters have standing to bring an action or proceedings before the appropriate courts in the Cayman Islands for the enforcement of this Agreement and the Hong Kong Underwriting Agreement, and the Depositary has standing to bring an action or proceeding before the appropriate courts in the Cayman Islands for the enforcement of the Deposit Agreement for and on behalf of the beneficial owners of the ADSs.

               (xxiii) There are no Cayman Islands statutes or regulations that are required by Cayman Islands law to be described in the Registration Statement, ADS Registration Statement and the Hong Kong Prospectus that are not described as required.

               (xxiv) The Company is free to acquire, hold and sell foreign currency and securities without restriction.

               (xxv) The Selling Shareholder is duly incorporated with limited liability and validly existing under the laws of the British Virgin Islands in good standing (meaning that it has not failed to make any filing with any British Virgin Islands Governmental Agency or to pay any British Virgin Islands government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the British Virgin Islands). The Selling Shareholder is a separate legal entity capable of suing and being sued under its own name under the laws of the British Virgin Islands and has the corporate power and authority required to carry on its business in accordance with the memorandum of association and the articles of association of the Selling Shareholder and to own, lease and operate its properties as described in the Registration Statement and the Hong Kong Prospectus.

               (xxvi) The Selling Shareholder has the necessary corporate power and authority to enter into and perform its obligations under each of the Hong Kong Underwriting Agreement, and this Agreement. The execution and delivery of each of the Hong Kong Underwriting Agreement and this Agreement by the Selling Shareholder and the performance by the Selling Shareholder of its obligations thereunder will not violate, conflict with or result in a breach of the memorandum of association or articles of association of the Selling Shareholder nor any provision of the laws of the British Virgin Islands or any order, rule or regulation of any Governmental Agency.

               (xxvii) The sale of the Shares or ADSs to be sold by the Selling Shareholder under the Registration Statement, the ADS Regulation Statement, the Hong Kong Prospectus, the Hong Kong Underwriting Agreement and this Agreement, the deposit of the Shares with Citibank, N.A., as depositary (the "Depositary"), and the compliance by the Selling Shareholder with all of the provisions of the Registration Statement, the ADS Regulation Statement, the Hong Kong Prospectus, the Hong Kong Underwriting Agreement, this Agreement and the Deposit Agreement, thereunder will not violate the memorandum and articles of association of the Selling Shareholder nor any provision of the laws of the British Virgin Islands or any order, rule or regulation of any Governmental Agency.

               (xxviii) The Selling Shareholder has taken all corporate action required to authorise its execution, delivery and performance of each of the Hong Kong Underwriting Agreement and this Agreement and the sale, assignment, transfer and delivery to the Underwriters of the Shares and the ADSs to be sold by the Selling Shareholder pursuant to the Hong Kong Underwriting Agreement and this Agreement. Each of the Hong Kong Underwriting Agreement and this Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder, and constitute valid and binding obligations of the Selling Shareholder in accordance with the respective terms thereof.

               (xxix) Based solely on a search of the public records of the Selling Shareholder at the offices of the Registrar of Corporate Affairs, no register of mortgages, charges and other encumbrances of the Selling Shareholder has been filed at the offices of the Registrar of Companies. It should be noted that the creation of such a register is not mandatory and, if such a register is created and maintained at the registered office of the Selling Shareholder, the filing of such register at the offices of the Registrar of Corporate Affairs is further not mandatory. Based upon such counsel's review of the records of the Selling Shareholder at the registered office of the Selling Shareholder, the Selling Shareholder does not maintain a register of mortgages, charges and other encumbrances.

               (xxx) No order, consent, approval, licence, registration, authorisation or validation of or exemption by any Governmental Agency is required to authorise or is required in connection with the sale of the Shares and the ADSs being delivered on the date hereof, the deposit of the Shares with the Depositary against its name of the ADRs evidencing ADSs being delivered on the date hereof, or the execution, delivery, performance and enforcement of the Hong Kong Underwriting Agreement and this Agreement (other than court filings if legal proceedings are brought in the British Virgin Islands).

               (xxxi) It is not necessary or desirable to ensure the enforceability, legality, validity or admissibility in evidence in the British Virgin Islands of the Hong Kong Underwriting Agreement and this Agreement that they be registered in any register kept by, or filed with, any Governmental Agency.

               (xxxii) The Hong Kong Underwriting Agreement and this Agreement will not be subject to ad valorem stamp duty in the British Virgin Islands. No stamp or other issuance or transfer taxes or duties and no capital gains, income or other withholding or other taxes are payable by or on behalf of the holder of the Shares to any Governmental Authority in the British Virgin Islands or any sub-division thereof in connection with (i) the execution or delivery of the Hong Kong Underwriting Agreement and this Agreement or performance by any of the parties of their respective obligations or enforcement of the Hong Kong Underwriting Agreement and this Agreement; (ii) the compliance by the Selling Shareholder with the provisions of the Deposit Agreement;
          (iii) the initial sale of the Shares and ADSs by the Selling Shareholder to the Underwriters in the manner contemplated in the Hong Kong Underwriting Agreement and this Agreement; (iv) the resale and delivery of the Shares and ADSs by the Underwriters in the manner contemplated by the Hong Kong Underwriting Agreement and this Agreement; (v) the deposit with the Depositary of Shares by the Selling Shareholder against the issuance of ADRs evidencing ADSs; (vi) the entering of the Custodian (as defined in the Deposit Agreement) or any purchaser as the registered holder of the Shares; (vii) the issuance of ADRs evidencing the ADSs for the account of the Underwriters on the date hereof; or (viii) the sale of the Shares outside of the British Virgin Islands by a holder of the Shares. Apart from the payment of stamp duty, there are no acts, conditions or things required by the laws and regulations of the British Virgin Islands to be done, fulfilled or performed in order to make any of the Hong Kong Underwriting Agreement or this Agreement admissible in evidence in the British Virgin Islands.

               (xxxiii) The choice of the Foreign Laws as the governing law of each of the Hong Kong Underwriting Agreement and this Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in the British Virgin Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or
          (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the British Virgin Islands. The submission in this Agreement to the exclusive jurisdiction of the New York Courts and the waiver by the Selling Shareholder of any objection to the laying of the venue of a proceeding in the New York Courts is valid and binding upon the Selling Shareholder. The submission in the Hong Kong Underwriting Agreement to the exclusive jurisdiction of the Hong Kong Courts and the agreement to submit any disputes to arbitration pursuant to Clause
          24.2 of the Hong Kong Underwriting Agreement to the exclusive jurisdiction of the Hong Kong Courts and the agreement to submit any disputes to arbitration pursuant to Clause 24.2 of the Hong Kong Underwriting Agreement is valid and binding on the Selling Shareholder. The service of process effected in the manner set forth in Section 14 of this Agreement and Clause 24.3 of the Hong Kong Underwriting Agreement will be effective, insofar as the laws of the Cayman Islands are concerned, to confer valid personal jurisdiction over the Selling Shareholder save that in connection with British Virgin Islands court proceedings, leave of the British Virgin Islands courts would be required to effect such service outside the jurisdiction.

               (xxxiv) The courts of the British Virgin Islands would recognise as a valid judgment a final and conclusive judgment in personam obtained in the Foreign Courts against the Selling Shareholder based upon the Hong Kong Underwriting Agreement and this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such Foreign Courts had proper jurisdiction over the parties subject to such Foreign Judgment, (b) such Foreign Courts did not contravene the rules of natural justice of the British Virgin Islands, (c) such Foreign Judgment was not obtained by fraud, (d) the enforcement of the Foreign Judgment would not be contrary to the public policy of the British Virgin Islands, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the British Virgin Islands and (f) there is due compliance with the correct procedures under the laws of the British Virgin Islands.

               (xxxv) The Restructuring does not (i) contravene any provision of the laws of the British Virgin Islands law or any rule or regulation of any Governmental Agency or (ii) contravene the memorandum and articles of association of the Selling Shareholder.

               (xxxvi) The indemnification and contribution provisions set forth in Section 8 of this Agreement and Clause 13 of the Hong Kong Underwriting Agreement do not contravene the public policy or laws of the British Virgin Islands.

               (xxxvii) Based solely upon a search of the Cause Book of the Supreme Court of the British Virgin Islands conducted at [.] on October, 2004 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are no judgments against the Selling Shareholder, nor any legal or governmental proceedings pending in the British Virgin Islands to which the Selling Shareholder is subject.

          In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (e) of this Section 7;

          (g) Linklaters, Hong Kong counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II(a) hereto;

          (h) Mitsui, Yasuda, Wani & Maeda, Japan counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II(b) hereto;

          (i) P&A Law Offices, India counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect forth in Annex II(c) hereto;

          (j) Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co., Israel counsel for Partner, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II(d) hereto;

          (k) Baker & McKenzie, Thailand counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II(e) hereto;

          (l) Counsel for the Depositary shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and is a valid and binding agreement of the Depositary, enforceable against the Depositary in accordance with its terms;

               (ii) Upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares by the Company in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of holders of ADRs specified therein and in the Deposit Agreement; and

               (iii) The ADS Registration Statement [and each amendment thereof, as of their respective effective dates,] appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder.

          In rendering each such opinion in each of sections 7(f) through 7(l), such counsel may state that they express no opinion as to the laws of any jurisdiction other than the law of the jurisdiction where such counsel in qualified, and that such opinions are subject to such qualifications, assumptions and exceptions as deemed appropriate by such counsel;

          (m) On the date of the Prospectus of a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, (i) PricewaterhouseCoopers shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I(a) hereto and (ii) Kesselman & Kesselman, who have certified certain financial statements of Partner, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I(b) hereto;

          (n) (i) Neither the Company nor any of its subsidiaries or associated companies shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or associated companies or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries and associated companies, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (o) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the Hong Kong Stock Exchange and/or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York, London or Hong Kong declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom or Hong Kong;
     (iv) a
     change or development involving a prospective change in Hong Kong or Cayman Islands taxation adversely affecting the Company, the Shares or the ADSs or the transfer thereof; (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Hong Kong or the declaration by the United States, the United Kingdom or Hong Kong of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in the existing financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Hong Kong or elsewhere, if the effect of any such event specified in clause (iv), (v) or (vi) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares or the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (p) The ADSs to be sold by the Selling Shareholder at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange, the listing agreement between the Company and the Hong Kong Stock Exchange shall be in full force and effect; and the listing of and permission to deal in all the Shares on the Main Board of the Hong Kong Stock Exchange shall have been granted (subject only to dispatch of share certificates) by the Hong Kong Stock Exchange and such listing and permission have not subsequently been revoked or suspended prior to such Time of Delivery;

          (q) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with the Hong Kong office of the Depositary, as custodian for the Depositary, of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Selling Shareholder at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

          (r) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

          (s) The Hong Kong Underwriting Agreement shall have been executed by the parties thereto and shall have become unconditional in accordance with its terms (except for any condition therein with respect to the unconditionality of this Agreement) and not have been terminated;

          (t) Each of the Company and the Selling Shareholder shall have duly and validly executed and delivered the International Fee Letter, and the International Fee Letter shall remain in full force and effect as of such Time of Delivery;

          (u) HWL shall have duly and validly executed and delivered the International HWL Letter, and the International HWL Letter shall remain in full force and effect as of such Time of Delivery;

          (v) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and [(n)] of this Section, and as to such other matters as you may reasonably request;

          (w) The Selling Shareholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Selling Shareholder satisfactory to you as to the accuracy of the representations and warranties of the Selling Shareholder herein at and as of such Time of Delivery, as to the performance by the Selling Shareholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Selling Shareholder shall have furnished or caused to be furnished certificates as to such other matters as you may reasonably request; and

          (x) HWL shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of HWL satisfactory to you as to the accuracy of the representations and warranties of HWL in the International HWL Letter at and as of such Time of Delivery, and as to such other matters as you may reasonably request, and HWL shall have furnished or caused to be furnished certificates as to such other matters as you may reasonably request.

     8. (a) The Company and the Selling Shareholder, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus, the Japanese Prospectus or the Hong Kong Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus, the Japanese Prospectus or the Hong Kong Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman Sachs (Asia) L.L.C. expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities to which the Company or the Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus, the Japanese Prospectus or the Hong Kong Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement or the Prospectus, the Japanese Prospectus or the Hong Kong Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through Goldman Sachs (Asia) L.L.C. expressly for use therein; and will reimburse the Company, and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company or the Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand (it being understood that for purposes of this subsection (d), any benefit received by the Selling Shareholder shall also be deemed to have been received by the Company) and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the U.S. Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company and Selling Shareholder under this
     Section 8 shall be in addition to any liability which the Company and the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to the respective affiliates and selling agents of each Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director (as applicable) of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and to each person, if any, who controls the Company or the Selling Shareholder, as the case may be, within the meaning of the Act.

          (f) The maximum aggregate amount of the liability of the Selling Shareholder under this Section 8, when aggregated with the aggregate amount of liability of the Selling Shareholder under Section 13.7 of the Hong Kong Underwriting Agreement, shall not exceed the sum of (i) the gross proceeds of the Offering (determined by multiplying the purchase price per ADS set forth in Section 2 hereof by the total number of ADSs sold hereunder) and
     (ii) the gross proceeds of the Hong Kong Public Offering (determined by multiplying the Offer Price (as defined in the Hong Kong Underwriting Agreement) by the total number of Hong Kong Shares.

     9. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Selling Shareholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Selling Shareholder that you have so arranged for the purchase of such ADSs, or the Selling Shareholder notifies you that they have so arranged for the purchase of such ADSs, you or the Selling Shareholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

          (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholder to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Selling Shareholder, except for the expenses to be borne by the Company and the Selling Shareholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Selling Shareholder, or any officer or director or controlling person of the Company or the Selling Shareholder, and shall survive delivery of and payment for the ADSs.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Shareholder shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any ADSs are not delivered by or on behalf of the Selling Shareholder as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholder shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representative at c/o Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, facsimile number: (852) 2978 0440, Attention: Special Execution Group; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; and if to the Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to [.]; provided, however, that any notice to an Underwriter pursuant to Section 8 (c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Selling Shareholder and each person who controls the Company, the Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and
(iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholder has appointed [.], New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholder represents and warrants that the Authorized Agent has agreed to act as such agent for service at process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or the Selling Shareholder, as the case may be, shall be deemed, in every respect, effective service of process upon the Company or the Selling Shareholder, as the case may be.

     15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company or the Selling Shareholder, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     19. The Company is authorized, subject to applicable law, to disclose any and all aspects of the tax treatment or tax structure of this potential transaction as well as any and all aspects that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to the tax treatment or tax structure or to those benefits, without the Underwriters imposing any limitation of any kind.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholder It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholder for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,

                                         Hutchison Telecommunications
                                            International Limited


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         Hutchison Telecommunications
                                            Investment Holdings Limited


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

Accepted as of the date hereof, on behalf of the Underwriters

Goldman Sachs (Asia) L.L.C.


By:
    -------------------------------------
    Name:
    Title:

                                   SCHEDULE I

                                                                             Number of Optional
                                                                                 ADSs to be
                                                           Total Number of     Purchased if
                                                              Firm ADSs        Maximum Option
                       Underwriter                         to be Purchased        Exercised
                       -----------                         ---------------   ------------------
Goldman Sachs (Asia) L.L.C..............................
ABN AMRO Bank N.V.......................................
Citigroup Global Markets Limited........................
Daiwa Securities SMBC Hong Kong Limited.................
The Hongkong and Shanghai Banking Corporation Limited...
J.P. Morgan Limited.....................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated......
First Shanghai Securities Limited.......................
Kotak Mahindra (International) Limited..................
Morgan Stanley & Co. International Limited..............
                                                           ---------------   ------------------
    Total...............................................
                                                           ===============   ==================

                                   SCHEDULE II

                            SIGNIFICANT SUBSIDIARIES

Hutchison Global Communications Holdings Limited
Hutchison Global Communications Limited

Hutchison 3G HK Limited
Hutchison 3G Services (HK) Limited
Hutchison Telephone Company Limited

Partner Communications Company Ltd.

Hutchison Max Telecom Private Limited
Hutchison Telecom East Ltd.
Aircel Digilink India Limited
Fascel Limited
Hutchison Essar Telecom Limited
Hutchison Essar South Limited

Hutchison CAT Wireless Multimedia Limited
BFKT (Thailand) Limited

                                                                     ANNEX I (a)

                            [FORM OF COMFORT LETTER]

     Pursuant to Section 7(m)(i) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States);

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder adopted by the Commission; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative of the Underwriters (the "Representative");

          (iii) To the extent applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which [have been separately furnished to the Representative][are attached hereto]; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iv) The selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for each of the three years ended December 31, 2001, 2002 and 2003 and the unaudited financial statements for each of the two years ended December 31, 1998 and 1999;

          (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                     I-A-1

          (A) to the extent applicable, (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

          (C) to the extent applicable, the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

          (D) to the extent applicable, any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vi) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
     (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the

                                     I-A-2

     Registration Statement specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                     I-A-3

                                                                     ANNEX I (b)

                            [FORM OF COMFORT LETTER]

     Pursuant to Section 7(m)(ii) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to Partner and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States);

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder adopted by the Commission; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of Partner for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representative");

          (iii) To the extent applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which [have been separately furnished to the Representative][are attached hereto]; and on the basis of specified procedures including inquiries of officials of Partner who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iv) The selected financial information with respect to the consolidated results of operations and financial position of Partner for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for each of the three years ended December 31, 2001, 2002 and 2003 and the unaudited financial statements for each of the two years ended December 31, 1998 and 1999;

          (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Partner and its subsidiaries, inspection of the minute books of Partner and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of Partner and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                     I-B-1

          (A) to the extent applicable, (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

          (C) to the extent applicable, the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

          (D) to the extent applicable, any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of Partner and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vi) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
     (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative, which are derived from the general accounting records of Partner and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the

                                     I-B-2

     Registration Statement specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of Partner and its subsidiaries and have found them to be in agreement.

                                     I-B-3

                                                                    ANNEX II (a)

                          Form of Opinion of Linklaters
             pursuant to Section 7(g) of the Underwriting Agreement

     (i) Each of the International HWL Letter and the Hong Kong HWL Letter (collectively, the "HWL Letters") has been duly authorized, executed and delivered by HWL and the Hong Kong HWL Letter constitutes a valid and legally binding agreement of HWL, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and each of the Hong Kong Underwriting Agreement and the Hong Kong Fee Letter constitutes a valid and legally binding agreement of each of the Company and the Selling Shareholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (ii) Each of the Company and the Selling Shareholder has been duly registered as an overseas company under Part XI of the Hong Kong Companies Ordinance (Chapter 32 of the laws of Hong Kong) to carry on business under the laws of Hong Kong; and all the shares of Stock (including the Shares, the Reserved Shares and the Reallocated Shares) have been duly listed and admitted for trading on the Hong Kong Stock Exchange;

     (iii) No Governmental Authorization of or from any Hong Kong Governmental Agency for (A) the issue and sale of the Shares and the ADSs being delivered at such Time of Delivery, (B) the deposit of the Shares being deposited by the Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery by the Selling Shareholder,
(C) the execution, delivery, performance of each of the International Underwriting Agreement and the Hong Kong Underwriting Agreement (collectively, the "Underwriting Agreements"), as well as each of the Hong Kong Fee Letter and the International Fee Letter (collectively, the "Fee Letters") by the Company, the execution, delivery, performance of each of the Underwriting Agreements and each of the Fee Letters by the Selling Shareholder and the compliance with the provisions of the Deposit Agreement by the Selling Shareholder, (D) the execution, delivery, performance of each of the HWL Letters by HWL, (E) the issue, circulation or distribution of the Hong Kong Prospectus in Hong Kong in the manner described in the Hong Kong Prospectus, (F) the initial offering or sale of the Hong Kong Shares in Hong Kong under the Hong Kong Public Offering as described in the Hong Kong Prospectus or the placing of the Shares and the ADSs in Hong Kong as described in the Prospectus, or (G) the consummation of the transactions contemplated under the Restructuring or the Restructuring Documents, except for those which have been duly obtained and are in full force and effect;

     (iv) The execution and delivery by each of the Company and the Selling Shareholder of each of the Underwriting Agreements and each of the Fee Letters and the compliance by each of the Company and the Selling Shareholder of the provisions thereunder, the execution and delivery by the Company of the Deposit Agreement and the compliance by each of the Company and the Selling Shareholder of the provisions thereunder, the execution and delivery by HWL of the HWL Letters and the compliance by the HWL of the provisions thereunder, the issue and sale of the Shares and the ADSs being delivered at such Time of Delivery, the deposit of the Shares with the Depositary against the issuance of the ADRs evidencing ADSs to be delivered at such Time of Delivery by the Selling Shareholder will not (A) result in any violation of any provision of the laws of Hong Kong or statute of Hong Kong, (B) result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Rules Governing the Listing of Securities on the Hong Kong Stock Exchange, [(C) conflict or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any agreement or instrument governed by the laws of Hong Kong known to such counsel to which any of HWL, the Company or the Selling Shareholder is a party, or to which any of the property or assets of any of HWL, the Company or the Selling Shareholder is subject,], (D) result in any violation of any provision of the constituent documents of the Company, the

                                     II-A-1

Selling Shareholder or HWL, as the case may be, or (F) result in a violation of any order, rule or regulation of any Hong Kong Governmental Agency having jurisdiction over the Company, the Selling Shareholder or HWL, as the case may be;

     (v) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable to Hong Kong or any political subdivision or taxing authority thereof or therein in connection with
(A) the creation, allotment and issuance of the Shares, (B) the deposit with the Depositary of the Shares against issuance of the ADRs evidencing ADSs, (C) the issue, sale and delivery of the Shares and the ADSs to or for the respective accounts of the Underwriters in the manner contemplated by each of the Underwriting Agreements, (D) the execution, delivery and performance of each of the Underwriting Agreements, each of the Fee Letters, each of the HWL Letters the Deposit Agreement and (E) the sale and delivery of Hong Kong Shares and the Reallocated Shares to successful applicants and, if applicable, the Hong Kong Underwriters, under the Hong Kong Public Offering and the sale and delivery of Reserved Shares to relevant applicants in the Preferential Offering, in each case other than the SFC transaction and investor compensation levies and the Hong Kong Stock Exchange trading fee as described in the Hong Kong Prospectus and any liability to pay profits tax which may arise in respect of persons carrying on a trade, profession or business in Hong Kong;

     (vi) Each of Hutchison Telecommunications (HK) Holdings Limited, Hutchison 3G HK Holdings Limited Hutchison Global Communications Investment Holding Limited, Hutchison Global Communications Holdings Limited (each a "Hong Kong Company", and collectively, the "Hong Kong Companies") has been duly registered as an overseas company under Part XI of the Hong Kong Companies Ordinance (Chapter 32 of the laws of Hong Kong) to carry on business under the laws of Hong Kong; each Hutchison 3G HK Limited, Hutchison 3G Services (HK) Limited, Hutchison Telephone Company Limited and Hutchison Global Communications Limited (collectively, the "Hong Kong Subsidiaries") has been duly incorporated as a company with limited liability under the laws of Hong Kong and each Hong Kong Subsidiary and all of the issued shared capital of each Hong Kong Subsidiary have been duly authorized and validly issued and are fully paid; [the holders of outstanding shares of capital stock of the Hong Kong Subsidiaries are not entitled to preemptive or other rights to acquire such shares of capital stock which have not been complied with; and except as disclosed in the Prospectus, all issued shares of capital stock of each of the Hong Kong Subsidiaries are owned by the Hong Kong Companies free and clear of all liens, encumbrances, equities or claims;]

     (vii) [The shareholding structure of each of the Hong Kong Companies and each of the Hong Kong Subsidiaries does not contravene the applicable laws and regulations of Hong Kong, including any applicable ownership restrictions;]

     (viii) All Governmental Authorizations of or from any Hong Kong Governmental Agency required for the carrying on of the business of the Hong Kong Companies in the manner described in the Prospectus have been obtained and are in full force and effect; such counsel has no reason to believe that any Governmental Agency is considering modifying, suspending or revoking such Governmental Authorizations for any reason, including the consummation of any transaction contemplated under the Restructuring; and each of the Hong Kong Companies and each of the Hong Kong Subsidiaries is in compliance with the provisions of such Governmental Authorizations in all material respects;

     (ix) Based and relying upon searches conducted on and made at [causebook search], there are no legal or governmental proceedings pending in Hong Kong to which any of the Company, the Selling Shareholder, any of the Hong Kong Companies or any of the Hong Kong Subsidiaries is a party or of which any property of any their respective properties is subject which (a) if determined adversely, would individually or in the aggregate have a material adverse effect on the Company or (b) challenges the effectiveness or validity of the Restructuring or the Offering;

                                     II-A-2

     (x) Each of the documents listed in Schedule 1 to this letter (the "Restructuring Documents") has been duly authorized, executed and delivered by each party thereto which is incorporated in Hong Kong (the "HK Restructuring Companies"), and assuming due authorization, execution and delivery by each party thereto which is not incorporated in Hong Kong, each of the Restructuring Documents which is governed under the laws of Hong Kong (the "HK Restructuring Documents") constitutes valid, legal and binding obligations of the HK Restructuring Parties and the other parties thereto and are enforceable in accordance with their terms , subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (xi) The Restructuring and the execution, delivery and performance of the HK Restructuring Documents will not (A) result in any violation of any provision of the laws of Hong Kong or statute of Hong Kong, (B) result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Rules Governing the Listing of Securities on the Hong Kong Stock Exchange,
(C) result in any violation of any provision of the constituent documents of any of the HK Restructuring Companies or (D) result in a violation of any order, rule or regulation of any Hong Kong Governmental Agency having jurisdiction over the Company, the Selling Shareholder, HWL or any of the HK Restructuring Companies, as the case may be;

     (xii) The statements in the Prospectus under the caption "Regulation - Hong Kong", to the extent such statements purport to constitute a summary of Hong Kong law or regulation or the provisions of documents therein described, are accurate, fair and complete in all material respects;

     (xiii) The statements in the Prospectus under the caption "The Restructuring" and in Appendix IX to the Hong Kong Prospectus, to the extent such statements purport to constitute a summary of the Restructuring and the documents or proceedings therein described, are accurate, fair and complete in all material respects;

     (xiv) All dividends and other distributions declared and payable on the shares of capital stock of each of the Hong Kong Companies, its subsidiaries and associated companies may under the current laws and regulations of Hong Kong be paid in Hong Kong dollars and may be converted into foreign currency that may be freely transferred out of Hong Kong, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Hong Kong and are otherwise free and clear of any other tax, withholding or deduction in Hong Kong and without the necessity of obtaining any Governmental Authorization in Hong Kong;

     (xv) The statements in the Prospectus under the captions "Taxation - Hong Kong", and "Certain Relationships and Related Party Transactions", insofar as they purport to constitute a summary of the provisions of the laws and documents referred to therein, are accurate, complete and fair;

     (xvi) Based and relying on searches conducted on and made at the Hong Kong Companies Registry, the Official Receiver's Office in Hong Kong and the Winding Up Cause Book kept at the High Court of Hong Kong, no order, petition or resolution has been filed for the winding up of, and no receiver has been appointed with respect to any property or asset of, the Company, the Selling Shareholder or any of the Hong Kong Companies; and

     (xvii) The indemnification and contribution provisions set forth in Section 8 of the Underwriting Agreement and Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of Hong Kong.

                                     II-A-3

                                                                    ANNEX II (b)

                 Form of Opinion of Mitsui, Yasuda, Wani & Maeda
             pursuant to Section 7(h) of the Underwriting Agreement

     (i) The registration made under the Japanese Registration Statement became effective on [.], 2004 and has remained effective to and including the date hereof; to the best of such counsel's knowledge after due inquiry, no order suspending the effectiveness of such registration, nor notice of a hearing from which an order suspending such effectiveness may result, has been issued or given under the Securities and Exchange Law of Japan;

     (ii) Except for the registration made under the Japanese Registration Statement (and provided that such registration has become effective), no consent, approval, authorization or other order is required to be obtained, or filing to be made, by the Company under the laws of Japan in connection with the Japanese POWL;

     (iii) The forms of the Japanese Registration Statement and the Japanese Prospectus conform in all material respects to the requirements of the Securities and Exchange Law of Japan and the Japanese Rules and Regulations;

     (iv) All statements with respect to matters of the laws of Japan set forth in the Japanese Registration Statement and the Japanese Prospectus are true and correct in all material respects.

                                     II-B-1

                                                                    ANNEX II (c)

                       Form of Opinion of P&A Law Offices
             pursuant to Section 7(i) of the Underwriting Agreement

     (i) The consummation of the Offering contemplated under the Underwriting Agreement or the Restructuring will not contravene any provision of, or constitute a default under (a) the agreements set forth in Schedule I hereto,
(b) any provision of applicable Indian law relating to foreign investment in the Republic of India ("India") or (c) the Memorandum or Articles of Association of any Indian Company.

     (ii) Except as described in the Prospectus under the caption "Regulation - India", we are not aware of any restrictions under applicable Indian law with respect to foreign investment in the Indian Companies.

     (iii) The shareholding structure of each of the Indian Companies does not contravene the applicable laws and regulations of India, including applicable foreign investment regulations, except that such counsel express no opinion as to compliance with (A) the applicable laws and regulations governing the consents or approvals required under the Indian Foreign Investment Promotion Board, the Reserve Bank of India, the Department of Telecommunications, Government of India or (B) the applicable foreign investment regulations relating to the telecommunications sector in India under the Industrial Policy of India and the Indian Foreign Exchange Management Act, 1999, as amended;

     (iv) Except as disclosed in the Prospectus, all Governmental Authorizations of or from any Governmental Agency required for the carrying on of the business of the Company in the manner described in the Prospectus have been obtained and are in full force and effect, except that such counsel express no opinion as to whether any consents or approvals are required under the Indian Foreign Investment Promotion Board, the Reserve Bank of India or the Department of Telecommunications, Government of India; such Governmental Authorizations contain no materially burdensome restrictions or conditions not described in the Prospectus; such counsel has no reason to believe that any Governmental Agency is considering modifying, suspending or revoking such Governmental Authorizations for any reason, including the consummation of any transaction contemplated under the Restructuring; and each of the Indian Companies is in compliance with the provisions of such Governmental Authorizations in all material respects;

     (v) No consent, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court or governmental agency or stock exchange authority in India (each a "Governmental Agency") having jurisdiction over any Indian Company ("Governmental Authorizations") is required for the consummation of (a) the Offering contemplated under the Underwriting Agreement and (b) the Restructuring.

     (vi) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending in India to which any of the Indian Companies is a party or to which any of the properties of any of the Indian Companies is subject which (a) if determined adversely, would individually or in the aggregate have a material adverse effect on the Indian Companies or (b) challenges the effectiveness or validity of the Restructuring or any transaction therein contemplated; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others.

     (vii) Any dividends that have been legally declared and are payable on the shares of the Indian Companies may be paid to the holder thereof in Indian Rupees and, in case of the shareholders of the Indian Companies that are resident outside India, may be converted into foreign currency that may be freely transferred out of India without the necessity of obtaining any Governmental Authorization in India.

                                     II-C-1

     (viii) The statements in the Prospectus under the captions "Regulation - India" and "Business - India - Ownership", in so far as such statements constitute summaries of matters of Indian law or regulation, or the provisions of documents referred to therein, accurately, fairly and completely summarize such matters in all material respects.

     (ix) We reaffirm to the Underwriters the matters and/or opinions set forth in (A) the last paragraph of the letter dated May 20, 2004 (attached as Appendix 1 hereto) addressed to HWL, subject to the same assumptions and qualifications made in such letter, as if such letter has been addressed to the Underwriters;
(B) the last paragraph of the letter dated May 23, 2004 (attached as Appendix 2 hereto) addressed to HWL, subject to the same assumptions and qualifications made in such letter, as if such latter has been addressed to the Underwriters; and (C) Part IX of the memorandum dated June 10, 2004 (attached as Appendix 3 hereto) addressed to HWL, subject to the same assumptions and qualifications made by such counsel in such memorandum, as if such memorandum has been addressed to the Underwriters.

                                     II-C-2

                                                                    ANNEX II (d)

     Form of Opinion of Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co.
             pursuant to Section 7(j) of the Underwriting Agreement

     (i) Partner has been duly incorporated and is validly existing as a company with limited liability under the laws of Israel, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

     (ii) Partner has an authorized capitalization as set forth in its most recent Annual Report on Form 20-F filed with the Commission, and all of the issued shares of capital stock of Partner have been duly and validly authorized and issued and are fully paid and non-assessable; and, solely on the basis of a review made on October [.], 2004 of filings under the names of Advent Investments Pte Limited and Hutchison Telecommunications (Amsterdam) BV with the Israeli Registrar of Pledges, except for the 54,733,017 ordinary shares of Partner pledged in favor of lenders to Partner, the issued shares of capital stock of Partner owned by the Company is free and clear of all liens, encumbrances, equities or claims;

     (iii) Except as disclosed in the Prospectus or in Partner's most recent Annual Report on Form 20-F filed with the Commission, or in any subsequent filings with the Commission by Partner on Form 6-K, (a) all Governmental Authorizations of or from any Israeli Governmental Agency required for the carrying on of the business of the Company in the manner described in the Prospectus and the absence of which would materially and adversely affect the Partner, have been obtained and, to such counsel's knowledge after due inquiry, are in full force and effect; (b) counsel has no knowledge after due inquiry, that any Governmental Agency is considering suspending or revoking such Governmental Authorizations for any reason, including the consummation of any transaction contemplated under the Restructuring or the Offering; and (c) to such counsel's knowledge after due inquiry, Partner is in compliance with the provisions of such Governmental Authorizations in all material respects;

     (iv) To such counsel's knowledge without making any inquiry, and except as set forth in the Prospectus or in Partner's most recent Annual Report on Form 20-F filed with the Commission or in any subsequent filings with the Commission by Partner on Form 6-K, there are no legal or governmental proceedings pending in Israel to which Partner is a party or of which any material property of Partner is the subject which, if determined adversely, would individually or in the aggregate have a material adverse effect on Partner;

     (v) To such counsel's knowledge after due inquiry, there are no legal or governmental proceedings pending in Israel to which Partner is a party or of which any material property of Partner is the subject which challenges the effectiveness or validity of the Restructuring or any transaction therein contemplated; and, to such counsel's knowledge after due inquiry, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

     (vi) No Governmental Authorization of or from any Israeli Governmental Agency is required for the consummation of the Restructuring or the Offering, except any such consent, approval, authorization or order which has been duly obtained and, to such counsel's knowledge after due inquiry, are in full force and effect;

     (vii) The statements in the Prospectus under the captions "Regulation - Israel" and "Business - Israel - Ownership", to the extent such statements purport to summarize matters of Israeli law or regulation or the provisions of documents therein described, are accurate, fair and complete in all material respects.

     (viii) All dividends and other distributions declared and payable on the shares of capital stock of Partner may under the current laws and regulations of Israel be paid in New Israeli Shekels and be

                                     II-D-1
converted into foreign currency that may be freely transferred out of Israel, and all such dividends and other distributions to shareholders not otherwise subject to tax in Israel will be subject to withholding of Israeli income tax under the laws and regulations of Israel but are otherwise free and clear of any other tax, withholding or deduction in Israel without the necessity of obtaining any Governmental Authorization in Israel; and

     (ix) Partner is not in violation of its constituent documents or, to such counsel's knowledge after due inquiry and except as set forth in the Prospectus or in Partner's most recent Annual Report on Form 20-F filed with the Commission, or in any subsequent filings with the Commission by Partner on Form 6-K, any statute or any material order, rule or regulation of any Israeli Governmental Agency.

                                     II-D-2

                                                                    ANNEX II (e)

                       Form of Opinion of Baker & McKenzie
             pursuant to Section 7(k) of the Underwriting Agreement

     (i) All of the issued shares of capital stock of each of the Thai Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; the holders of outstanding shares of capital stock of the Thailand Subsidiaries are not entitled to preemptive or other rights to acquire such shares of capital stock which have not been complied with and except as disclosed in the Prospectus;

          For the purposes of the opinions in paragraph (i) above, we have assumed that the term "non-assessable" in relation to all of the shares of capital stock of the Thai Subsidiaries means under the laws of Thailand that holders of such shares, having fully paid up all amounts due on such shares as to nominal amount and premium thereon, are under no further personal liability to contribute to the assets or liabilities of the respective Thai Subsidiary in their capacities purely as holders of such shares.

     (ii) The shareholding structure of the Thai Subsidiaries does not contravene the applicable laws and regulations of Thailand, including applicable foreign investment regulations;

     (iii) All Governmental Authorizations of or from any Thai Governmental Agency required for the carrying on of the business of the Thai Subsidiaries in the manner described in the Prospectus have been obtained and are in full force and effect; such Governmental Authorizations contain no materially burdensome restrictions or conditions not described in the Prospectus; we have no reason to believe that any Governmental Agency is considering modifying, suspending or revoking such Governmental Authorizations for any reason, including the consummation of any transaction contemplated under the Restructuring; and each of the Thai Subsidiaries is in compliance with the provisions of such Governmental Authorizations in all material respects;

     (iv) To the best of our knowledge after due inquiry, there are no legal or governmental proceedings pending in Thailand to which any of the Thai Subsidiaries is a party or of which any property of any of the Thai Subsidiaries is the subject which (a) if determined adversely, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Thai Subsidiaries or (b) challenges the effectiveness or validity of the Restructuring or any transaction therein contemplated; and, to the best of our knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

     (v) No Governmental Authorization of or from any Thai Governmental Agency is required for the consummation of the transactions contemplated by the Restructuring Documents or contemplated under the Restructuring or the Offering, except any such consent, approval, authorization or order which has been duly obtained and is in full force and effect;

     (vi) The statements in the Prospectus under the captions "Regulation - Thailand" and "Business - Thailand - Ownership", to the extent such statements relate to matters of law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

     (vii) The statements in the Prospectus under the caption "The Restructuring", to the extent such statements relate to Thailand legal matters, documents or proceedings therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect; all the transactions contemplated under the Restructuring have been effected in compliance with all applicable laws of Thailand; and to the extent

                                     II-E-1
governed or affected by the laws of Thailand, the transactions contemplated under the Restructuring constitute binding and irrevocable transactions completed by the parties thereto;

     (viii) All dividends and other distributions declared and payable on the shares of capital stock of each of the Thai Subsidiaries may under the current laws and regulations of Thailand be paid in Thai Baht and may be converted into foreign currency that may be transferred out of Thailand subject to the applicable exchange control regulations, and, other than withholding tax payable on the dividends and/or distributions payable on the shares pursuant to the laws of Thailand, all such dividends and other distributions will not be subject to any other withholding or other taxes under the laws and regulations of Thailand and are otherwise free and clear of any other tax, withholding or deduction in Thailand;

     (ix) Each of the Thai Subsidiaries is not in violation of its respective constituent documents or any statute or any order, rule or regulation of any Thai Governmental Agency; and

     (x) We reaffirm to the Underwriters the matters and/or opinions set forth in the letter dated May 28, 2004 (attached as Appendix 1 hereto) addressed to HWL, subject to the same assumptions and qualifications made by us in such letter, as if such letter had been addressed to the Underwriters.

                                     II-E-2

                                                                       ANNEX III

                        FORM OF INTERNATIONAL HWL LETTER

               Hutchison Telecommunications International Limited

                                Letter Agreement

                                                                         ., 2004

Goldman Sachs (Asia) L.L.C.,
   As representative of the several Underwriters
      named in Schedule I to the Underwriting Agreement (as defined below), 68th Floor
Cheung Kong Center
2 Queen's Road Central
Hong Kong

     Re: Hutchison Telecommunications International Limited - Letter Agreement

Ladies and Gentlemen:

     The undersigned understands that you propose to enter into an underwriting agreement (the "Underwriting Agreement"), as representative on behalf of the several Underwriters named in Schedule I to such Underwriting Agreement (collectively, the "Underwriters"), with Hutchison Telecommunications International Limited, a company incorporated in the Cayman Islands with limited liability (the "Company") and Hutchison Telecommunications Investment Holdings Limited, a company incorporated under the laws of the British Virgin Islands (the "Selling Shareholder"), providing for a public offering of American depositary shares ("ADSs") representing ordinary shares of the Company, par value [HK$0.25] per share (the "Shares"), pursuant to a Registration Statement on Form F-1 and a Registration Statement on Form F-6 to be filed with the U.S. Securities and Exchange Commission. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Underwriting Agreement.

     In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, HWL hereby:

          (a) represents and warrants to, and agrees with, each of the Underwriters that:

               (i) Each Restructuring Document executed by any of its subsidiaries other than the Company, the Company Restructuring Subsidiaries and the Selling Shareholder (collectively, the "HWL Restructuring Subsidiaries") has been duly authorized, executed and delivered by or on behalf of such HWL Restructuring Subsidiary and constitutes a valid and legally binding agreement of such HWL Restructuring Subsidiary, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (ii) The Restructuring and the execution, delivery and performance of the Restructuring Documents do not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over HWL or any of the HWL Restructuring Subsidiaries or any of their respective properties, (B) contravene the respective constituent documents or business licenses of HWL or any of the HWL Restructuring Subsidiaries or (C) conflict with or result in a breach or violation

                                     III-1
          of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which HWL is a party or by which HWL is bound or to which any of the property or assets of HWL is subject, and will not result in the creation or imposition of any lien, charge, encumbrance or other restriction upon any material assets of HWL, except, with respect to (A) or (C), any such contravention, conflict, breach, violation, default or restriction which would not, individually or in the aggregate, have (x) a Material Adverse Effect or (y) a material adverse effect on the ability of any HWL Restructuring Subsidiaries to effect the Restructuring, provided that the representation and warranty in this paragraph (ii) shall in the case of Israel by given to the best knowledge of the Company after due inquiry; and

               (iii) Neither HWL nor any of its subsidiaries, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs except pursuant to the Stock Borrowing Agreement (as defined in the Hong Kong Underwriting Agreement); and

          (b) agrees with each of the Underwriters:

               (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, and to use all commercially reasonable efforts to cause its subsidiaries and controlled affiliates not to, offer, sell, contract to sell or otherwise dispose of, except as provided under the Underwriting Agreement, the Hong Kong Underwriting Agreement, the Stock Borrowing Agreement and the DoCoMo Acquisition (as defined in the Hong Kong Underwriting Agreement), any securities of the Company that are substantially similar to the Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of the Underwriting Agreement), without your prior written consent (for yourself and on behalf of the Underwriters); and

               (ii) During the period from the date hereof and ending 30 days thereafter, not to (and to use all commercially reasonable efforts to cause its controlled affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs except pursuant to the Stock Borrowing Agreement.

                                     III-2

     The undersigned understands that the Company, the Selling Shareholder and the Underwriters are relying upon this Letter Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Letter Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                                      Very truly yours,

                                                      Hutchison Whampoa Limited


                                                      --------------------------
                                                      Authorized Signature

                                                      --------------------------
                                                      Title

                                     III-3